                                                                 EXHIBIT 10.1.9


              SERIES 1997-1 SUPPLEMENT, dated as of November 25, 1997 (this "Supplement"), by and among CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation, as Seller (the "Seller"), SPIRIT OF AMERICA NATIONAL BANK, a national banking association, as Servicer (the "Servicer"), and FIRST UNION NATIONAL BANK, as Trustee (the "Trustee") under the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 among the Seller, the Servicer and the Trustee (as amended from time to time, the "Agreement").

              Section 6.9 of the Agreement provides, among other things, that the Seller, the Servicer and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

              Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

                  SECTION 0.0.1.  DESIGNATION.

              0.0.1.1. There is hereby created a Series of Investor Certificates to be issued in four classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 1997-1 Certificates." The four classes shall be designated the Class A Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class A Certificates"), the Class B Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class B Certificates"), the Class C Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class C Certificates") and the Class D Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class D Certificates"). The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificate shall be substantially in the form of Exhibits A-1, A-2, A-3 and A-4 hereto, respectively.

              0.0.1.2. Series 1997-1 shall be included in Group One. Series 1997-1 shall not be subordinated to any other Series.

              SECTION 0.0.2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern with respect to this Series. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1997-1 Certificates and no other Series of Certificates or Receivables Purchase Series issued by the Trust.

              "Accumulation Period" shall mean, unless an Early Amortization Event shall have occurred prior thereto, the period commencing on the date specified by the Seller pursuant to subsection 4.17(d) and ending upon the first to occur of (a) the commencement of the Early Amortization Period and (b) the Series 1997-1 Termination Date.

              "Accumulation Period Length" shall have the meaning specified in subsection 4.17(d).

              "Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest, (b) the Class B Investor Interest, (c) the Class C Investor Interest and (d) the Class D Investor Interest for such date.

              "Amortization Period" shall not be applicable to this Supplement.

              "Available Funds" shall mean, with respect to any Distribution Date, the sum of Class A Available Funds, Class B Available Funds, Class C Available Funds and Class D Available Funds, in each case for such Distribution Date.

              "Available Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the Principal Allocation Percentage of all Collections of Principal Receivables for the related Due Period, minus the amount of Reallocated Class D Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Due Period which pursuant to Section 4.12 are required to fund the Class A Required Amount, the Class B Required Amount and the Class C Required Amount,
(b) any Shared Principal Collections with respect to other Series in Group One that are allocated to Series 1997-1 in accordance with Section 4.15 for such Distribution Date, (c) any other amounts which pursuant to Section 4.9 and 4.11(a) (to the extent allocable to the Class A Investor Loss Amount), (b), (d),
(g), (h), (n) and (o) for such Due Period (other than such amounts paid from Reallocated Principal Collections) are to be treated as Available Principal Collections for such Distribution Date and (d) any amounts withdrawn from the Series Excess Funding Account pursuant to subsection 4.21(d) for such Distribution Date.

              "Available Series Excess Funding Reserve Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Series Excess Funding Reserve Account (before giving effect to any deposit to be made to the Series Excess Funding Reserve Account on such date) and (b) the Series Excess Funding Reserve Account Required Amount for such Distribution Date.

              "Average Principal Balance" shall mean, for a Due Period in which an Addition Date or Removal Date occurs, the weighted average of the Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period and the Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Due Period to but excluding the related Addition Date or Removal Date, and the denominator of which is the number of days in such Due Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date or Removal Date to and including the last day of such Due Period, and the denominator of which is the number of days in such Due Period.

              "Base Rate" shall mean, for any Due Period, (a) the sum of Monthly Interest for the related Distribution Date and the Investor Monthly Servicing Fee for such Due Period, divided by (b) the sum of (i) the Series Investor Interest and (ii) the Series Excess Funding Account Balance, in each case as of the last day of the prior Due Period, times (c) 12.

              "Certificateholder Servicing Fee" shall have the meaning specified in Section 3.

              "Class" shall mean any of the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest or the Class D Investor Interest.

              "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a).

              "Class A Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest minus the Principal Funding Account Balance on such date of determination.

              "Class A Allocable Share" shall mean, with respect to a Due Period, the sum of (a) the Class A Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Collection Account for such Due Period (excluding any such Collections allocated as a result of the application of clause (b) of the definition of Floating Allocation Percentage) and (b) if such Due Period occurs during the Accumulation Period, all Collections allocated as a result of the operation of clause (b) of the definition of Floating Allocation Percentage.

              "Class A Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class A Allocable Share of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Collection Account for the related Due Period,
(b) the amount of any Class A Cap Payment with respect to such Distribution Date and the amount of any payments due from the Class A Cap Provider but not paid with respect to any prior date (to the extent received by the Trustee), (c) with respect to any Due Period during the Accumulation Period prior to the payment in full of the Class A Investor Interest, the Principal Funding Investment Proceeds arising pursuant to subsection 4.17(b), if any, with respect to the related Distribution Date, (d) the Class A Floating Allocation of amounts, if any, to be withdrawn from the Series Excess Funding Account and the Series Excess Funding Reserve Account which will be deposited into the Collection Account on such Distribution Date pursuant to subsections 4.21(b), 4.22(b) and 4.22(d) and (e) the amount, if any, withdrawn from the Series Excess Funding Reserve Account on such Distribution Date pursuant to subsection 4.22(e).

              "Class A Cap" shall mean the interest rate cap agreement dated the Closing Date between Fashion Service Corp. and the Class A Cap Provider and assigned to the Trust for the benefit of the Class A Certificateholders in substantially the form attached hereto as Exhibit D-1, or any Replacement Interest Rate Cap therefor.

              "Class A Cap Payment" shall mean, with respect to a Distribution Date, the payment received from the Class A Cap Provider on the day preceding such Distribution Date, as determined pursuant to the Class A Cap.

              "Class A Cap Provider" shall mean The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, or any successor or assign thereto appointed as provided in the Class A Cap, in its individual capacity pursuant to the Class A Cap, or if any Replacement Interest Rate Cap is obtained therefor pursuant to Section 4.19, the replacement cap provider named therein the short-term debt obligations of which shall be rated at least A-1 by Standard & Poor's and P-1 by Moody's.

              "Class A Certificate Rate" shall mean from the Closing Date through December 14, 1997, from December 15, 1997 through January 14, 1998 and with respect to each Interest Period thereafter, a per annum rate equal to 0.35% per annum in excess of LIBOR as determined on the related LIBOR Determination Date; provided that if the Class A Certificates are not paid in full on the Class A Expected Final Payment Date, the Class A Certificate Rate applicable to the Interest Period commencing on such date and each Interest Period thereafter will not exceed 11.35% per annum.

              "Class A Certificateholder" shall mean each Person in whose name a Class A Certificate is registered in the Certificate Register.

              "Class A Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

              "Class A Deficiency Amount" shall have the meaning specified in sub- section 4.6(a).

              "Class A Expected Final Payment Date" shall mean the December 2002 Distribution Date.

              "Class A Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period ending prior to such Due Period; provided, however, that if Series 1997-1 is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Accumulation Period, the Seller may, by written notice delivered to the Trustee, the Servicer, Moody's and Standard & Poor's, designate a different numerator (provided that such numerator is not less than the Class A Adjusted Investor Interest as of the last day of the revolving period for such Paired Series), and the denominator of which is equal to the numerator used to determine the Principal Allocation Percentage with respect to such Due Period.

              "Class A Floating Allocation" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Due Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Due Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

              "Class A Initial Investor Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $56,000,000.

              "Class A Investor Allocation" shall mean, with respect to any Due Period, (a) with respect to Loss Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class A Floating Allocation and (b) with respect to Collections of Principal Receivables during the Accumulation Period or Early Amortization Period, the Class A Fixed Allocation.

              "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.10(a).

              "Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination; provided, however, that the Class A Investor Interest may not be reduced below zero.

              "Class A Investor Loss Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class A Floating Allocation applicable for the related Due Period.

              "Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

              "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

              "Class A Required Amount" shall have the meaning specified in sub-
section 4.8(a).

              "Class A Servicing Fee" shall have the meaning specified in
Section 3.

              "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b).

              "Class B Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class B Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Collection Account for the related Due Period (excluding any such Collections allocated as a result of the application of clause (b) of the definition of Floating Allocation Percentage);
(b) the amount of any Class B

Cap Payment with respect to such Distribution Date and the amount of any payments due from the Class B Cap Provider but not paid with respect to any prior date (to the extent received by the Trustee) and (c) the Class B Floating Allocation of amounts, if any, to be withdrawn from the Series Excess Funding Account and the Series Excess Funding Reserve Account which will be deposited into the Collection Account on the related Distribution Date pursuant to subsections 4.21(b), 4.22(b) and 4.22(d).

              "Class B Cap" shall mean the interest rate cap agreement dated the Closing Date between Fashion Service Corp. and the Class B Cap Provider, and assigned to the Trust for the benefit of the Class B Certificateholders, the Class C Certificateholders and the Class D Certificateholders in substantially the form attached hereto as Exhibit D-2, or any Replacement Interest Rate Cap therefor.

              "Class B Cap Payment" shall mean, with respect to a Distribution Date, the payment received from the Class B Cap Provider on the day preceding such Distribution Date, as determined pursuant to the Class B Cap.

              "Class B Cap Provider" shall mean The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, or any successor or assign thereto appointed as provided in the Class B Cap, in its individual capacity pursuant to the Class B Cap, or if any Replacement Interest Rate Cap is obtained therefor pursuant to Section 4.19, the replacement cap provider named therein the short-term debt obligations of which are rated at least A-1 by Standard & Poor's and P-1 by Moody's.

              "Class B Certificate Rate" shall mean, from the Closing Date through December 14, 1997, from December 15, 1997 through January 14, 1998, and with respect to each Interest Period thereafter, a per annum rate equal to .70% per annum in excess of LIBOR as determined on the related LIBOR Determination Date; provided that if the Class B Certificates are not paid in full on the Class B Expected Final Payment Date, the Class B Certificate Rate applicable to the Interest Period commencing on such date and each Interest Period thereafter will not exceed 9.70% per annum.

              "Class B Certificateholder" shall mean each Person in whose name a Class B Certificate is registered in the Certificate Register.

              "Class B Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

              "Class B Deficiency Amount" shall have the meaning specified in subsection 4.6(b).

              "Class B Expected Final Payment Date" shall mean the January 2003 Distribution Date.

              "Class B Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period ending prior to such Due Period;

provided, however, that if Series 1997-1 is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Accumulation Period, the Seller may, by written notice delivered to the Trustee, the Servicer, Moody's and Standard & Poor's, designate a different numerator (provided that such numerator is not less than the Class B Investor Interest as of the last day of the revolving period for such Paired Series), and the denominator of which is equal to the numerator used to determine the Principal Allocation Percentage with respect to such Due Period.

              "Class B Floating Allocation" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Due Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Due Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

              "Class B Initial Investor Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $8,500,000.

              "Class B Investor Allocation" shall mean, with respect to any Due Period (a) with respect to Loss Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class B Floating Allocation and (b) with respect to Collections of Principal Receivables during the Accumulation Period or Early Amortization Period, the Class B Fixed Allocation.

              "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.10(b).

              "Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to subsection 4.10(b), minus (d) the aggregate amount of Reallocated Class B Principal Collections allocated pursuant to subsection 4.12 on all prior Distribution Dates for which the Class C Investor Interest or the Class D Investor Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Distribution Dates pursuant to subsection 4.10(a) and plus (f) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Investor Interest may not be reduced below zero.

              "Class B Investor Loss Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class B Floating Allocation applicable for the related Due Period.

              "Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b).

              "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

              "Class B Required Amount" shall have the meaning specified in sub-
section 4.8(b).

              "Class B Servicing Fee" shall have the meaning specified in
Section 3.

              "Class C Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class C Floating Allocation of Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Collection Account for the related Due Period (excluding any such Collections allocated as a result of the application of clause (b) of the definition of Floating Allocation Percentage) and (b) the Class C Floating Allocation of amounts, if any, to be withdrawn from the Series Excess Funding Account and the Series Excess Funding Reserve Account which will be deposited into the Collection Account on the related Distribution Date pursuant to subsections 4.21(b), 4.22(b) and 4.22(d).

              "Class C Certificate Rate" shall mean, from the Closing Date through December 14, 1997, from December 15, 1997 through January 14, 1998, and with respect to each Interest Period thereafter, the rate specified in the Class C Purchase Agreement.

              "Class C Certificateholder" shall mean each Person in whose name a Class C Certificate is registered in the Certificate Register.

              "Class C Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

              "Class C Deficiency Amount" shall have the meaning specified in subsection 4.6(c).

              "Class C Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period ending prior to such Due Period; provided, however, that if Series 1997-1 is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Accumulation Period, the Seller may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class C Investor Interest as of the last day of the revolving period for such Paired Series), and the denominator of which is equal to the numerator used to determine the Principal Allocation Percentage with respect to such Due Period.

              "Class C Floating Allocation" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the preceding Due Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Due Period, the Class C Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class C Initial Investor Interest and the denominator of which is the Initial Investor Interest.

              "Class C Initial Investor Interest" shall mean the aggregate initial principal amount of the Class C Certificates, which is $9,500,000.

              "Class C Investor Allocation" shall mean, with respect to any Due Period (a) with respect to Loss Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class C Floating Allocation and (b) with respect to Collections of Principal Receivables during the Accumulation Period or Early Amortization Period, the Class C Fixed Allocation.

              "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.10(c).

              "Class C Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class C Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class C Certificateholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates pursuant to subsection 4.10(c), minus (d) the aggregate amount of Reallocated Class C Principal Collections allocated pursuant to subsections 4.12(a) and (b) on all prior Distribution Dates, minus (e) an amount equal to the amount by which the Class C Investor Interest has been reduced on all prior Distribution Dates pursuant to subsections 4.10(a) and (b), and plus (f) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided further, however, that the Class C Investor Interest may not be reduced below zero.

              "Class C Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class C Floating Allocation applicable for the related Due Period.

              "Class C Monthly Interest" shall mean the monthly interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c).

              "Class C Monthly Principal" shall mean the monthly principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c).

              "Class C Purchase Agreement" shall mean the agreement among the Seller, the Servicer, the Trustee and the initial Class C Certificateholders, dated as of the Closing Date, as amended or modified from time to time.

              "Class C Required Amount" shall mean the amount, if any, equal to the sum of (a) the amount, if any, by which the sum of (i) the Class C Monthly Interest for such Distribution Date, plus (ii) the Class C Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class C Loss Amount, if any, for the prior Due Period exceeds the amount of Excess Spread available to be applied to such amounts pursuant to subsections 4.11(f) and (g), plus (b) the amount, if any, by which the sum of (i) the Class C Servicing Fee for the prior Due Period, plus (ii) the Class C Servicing Fee, if any, due but not paid on any prior Distribution Date, exceeds the Class C Available Funds for the related Due Period and the amount of any Excess Spread available to be applied to such amount pursuant to subsection 4.11(e).

              "Class C Servicing Fee" shall have the meaning specified in
Section 3.

              "Class D Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Class D Floating Allocation of Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Collection Account for the related Due Period (excluding any such Collections allocated as a result of the application of clause (b) of the definition of Floating Allocation Percentage) and (b) the Class D Floating Allocation of amounts, if any, to be withdrawn from the Series Excess Funding Account and the Series Excess Funding Reserve Account which will be deposited into the Collection Account on the related Distribution Date pursuant to subsections 4.21(b), 4.22(b) and 4.22(d).

              "Class D Certificate Rate" shall mean, from the Closing Date through December 14, 1997, from December 15, 1997 through January 14, 1998, and with respect to any Interest Period thereafter, a per annum rate equal to .25% per annum in excess of the Class C Certificate Rate.

              "Class D Certificateholder" shall mean any person in whose name a Class D Certificate is registered in the Certificate Register.

              "Class D Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

              "Class D Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D Investor Interest as of the close of business on the last day of the Revolving Period ending prior to such Due Period; provided, however, that if Series 1997-1 is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Accumulation Period, the Seller may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class D Investor Interest as of the last day of the revolving period for such Paired Series), and the denominator of which is equal to the numerator used to determine the Principal Allocation Percentage with respect to such Due Period.

              "Class D Floating Allocation" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D Investor Interest as of the close of business on the last day of the preceding Due Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that with respect to the first Due Period, the Class D Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class D Initial Investor Interest and the denominator of which is the Initial Investor Interest.

              "Class D Initial Investor Interest" shall mean the aggregate initial principal amount of the Class D Investor Interest, which is $9,500,000.

              "Class D Investor Allocation" shall mean, with respect to any Due Period, (a) with respect to Loss Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class D Floating Allocation and (b) with respect to Collections of Principal Receivables during the Accumulation Period or Early Amortization Period, the Class D Fixed Allocation.

              "Class D Investor Charge-Offs" shall have the meaning specified in subsection 4.10(d).

              "Class D Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class D Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the holders of the Class D Certificates prior to such date, minus (c) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates pursuant to subsection 4.10(d), minus (d) the aggregate amount of Reallocated Class D Principal Collections allocated pursuant to subsections 4.12(a), (b) and (c) on all prior Distribution Dates, minus (e) an amount equal to the amount by which the Class D Investor Interest has been reduced on all prior Distribution Dates pursuant to subsections 4.10(a), (b) and (c), and plus (f) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(o) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided further, however, that the Class D Investor Interest may not be reduced below zero.

              "Class D Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class D Floating Allocation applicable for the related Due Period.

              "Class D Monthly Interest" shall mean the monthly interest distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.6(d).

              "Class D Monthly Principal" shall mean the monthly principal distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.7(d).

              "Class D Servicing Fee" shall have the meaning specified in
Section 3.

              "Closing Date" shall mean November 25, 1997.

              "Controlled Accumulation Amount" shall mean an amount equal to the Class A Initial Investor Interest divided by the Accumulation Period Length.

              "Controlled Deposit Amount" for any Due Period shall mean the excess, if any, of (a) the product of the Controlled Accumulation Amount and the number of months elapsed with respect to the Accumulation Period through and including such Due Period over (b) the Principal Funding Account Balance as of the end of the day of the last day of the prior Due Period; provided, that from and after the Distribution Date occurring in such Due Period, the Controlled Deposit Amount for such Due Period shall be reduced by the amount of Available Principal Collections that are deposited into the Principal Funding Account on such Distribution Date.

              "Controlling Certificateholders" shall mean (a) on any date of determination on which the Class A Investor Interest or the Class B Investor Interest is greater than zero, the Holders of Class A Certificates and Class B Certificates evidencing more than 50% of the sum of the Class A Investor Interest and the Class B Investor Interest, and (b) thereafter, the Holders of Class C Certificates evidencing more than 50% of the Class C Investor Interest.

              "Covered Amount" shall mean, for any Distribution Date with respect to the Accumulation Period, the product of (a) the Class A Certificate Rate, (b) the Principal Funding Account Balance on the last day of the preceding Due Period and (c) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360.

              "Cumulative Principal Shortfall" shall mean the sum of the Principal Shortfalls (as such term is defined in each of the related Supplements or Receivables Purchase Agreement) for each Series in Group One that are Principal Sharing Series.

              "Deposit Amount" shall have the meaning specified in subsection 4.21(c).

              "Distribution Date" shall mean January 15, 1998 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

              "Early Amortization Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Amortization Event with respect to Series 1997-1 is deemed to have occurred, and ending on the Series 1997-1 Termination Date.

              "Enhancement" shall mean (a) with respect to the Class A Certificates, the subordination of the Class B Certificates, the Class C Certificates and the Class D Certificates, (b) with respect to the Class B Certificates, the subordination of the Class C Certificates and the Class D Certificates and (c) with respect to the Class C Certificates, the subordination of the Class D Certificates.

              "Enhancement Provider" shall mean, collectively, the Class C Certificateholders.

              "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts with respect to such Distribution Date, if any, specified pursuant to subsections 4.9(a)(iv), 4.9(b)(iv), 4.9(c)(ii) and 4.9(d)(ii).

              "Finance Charge Shortfall" shall have the meaning specified in subsection 4.14(b).

              "Fixed Principal Allocation Date" shall mean the earlier of (a) the date on which an Early Amortization Event with respect to Series 1997-1 is deemed to have occurred; and (b) a date selected by the Servicer before the Class A Expected Final Payment Date, if any. If the Servicer establishes a Fixed Principal Allocation Date pursuant to clause (b) of the preceding sentence, the Servicer shall provide notification of such date to the Seller, the Trustee, the Enhancement Provider and the Rating Agencies no later than two Business Days prior to such date.

              "Floating Allocation Percentage" shall mean, with respect to any Due Period (including any day within such Due Period), the sum of (a) the percentage equivalent of a fraction, the numerator of which is the excess of the Adjusted Investor Interest at the end of the day on the last day of the prior Due Period (or with respect to the first Due Period ending after the Closing Date, the Initial Investor Interest) over the Series Excess Funding Account Balance on such day and the denominator of which is the greater of (i) the sum of (A) the aggregate amount of Principal Receivables in the Trust at the end of the day on such date (or with respect to the first Due Period ending after the Closing Date, at the end of the day on the Closing Date) and (B) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (ii) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Finance Charge Receivables, Principal Receivables or Loss Amounts, as applicable, for all Series of Certificates and Receivable Purchase Series outstanding and (b) for any Due Period with respect to the Accumulation Period (including any day within such Due Period), the percentage equivalent of a fraction which if multiplied by denominator of the fraction described in clause (a) above would produce, on the basis of the actual number of days in the related Interest Period and a year of 360 days, an amount equal to the Principal Funding Investment Shortfall with respect to such Due Period; provided, that with respect to any Due Period in which an Addition Date or Removal Date occurs, the amount in clause (i)(A) above shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period for the period from and including the first day of such Due Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Due Period; provided further, that with respect to any Due Period in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the amount in (i)(A) above shall be the Average Principal Balance.

              "Group One" shall mean Series 1997-1 and each other Series specified in the related Supplement or Receivables Purchase Agreement to be included in Group One.

              "Initial Investor Interest" shall mean the sum of the Class A Initial Investor Interest, the Class B Initial Investor Interest, the Class C Initial Investor Interest and the Class D Initial Investor Interest.

              "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date.

              "Interest Rate Cap" shall mean either of the Class A Cap or the Class B Cap.

              "Interest Rate Cap Provider" shall mean either of the Class A Cap Provider or the Class B Cap Provider.

              "Investor Certificateholder" shall mean (a) with respect to the Class A Certificates, any Class A Certificateholder, (b) with respect to the Class B Certificates, any Class B Certificateholder, (c) with respect to the Class C Certificates, any Class C Certificateholder and (d) with respect to the Class D Certificates, any Class D Certificateholder.

              "Investor Certificates" shall mean the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

              "Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the aggregate of the Loss Amounts for the related Due Period and (b) the Floating Allocation Percentage for such Due Period.

              "Investor Monthly Servicing Fee" shall mean, with respect to any Due Period, an amount equal to one-twelfth of the product of the Series Servicing Fee Percentage and the Adjusted Investor Interest as of the last day of the preceding Due Period; provided that with respect to the first Due Period ending after the Closing Date, the Investor Monthly Servicing Fee shall be $236,583.34.

              "Investor/Purchaser Percentage" shall mean, with respect to Collections of Principal Receivables, the Principal Allocation Percentage, and with respect to Collections of Finance Charge Receivables or Loss Amounts, the Floating Allocation Percentage.

              "LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.18.

              "LIBOR Determination Date" shall mean November 21, 1997 for the period from the Closing Date through December 14, 1997, December 11, 1997 for the period from December 15, 1997 through January 14, 1998, and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

              "London Business Day" shall mean a day on which the Trustee and commercial banks in the City of London are open for the transaction of commercial banking business.

              "Minimum Seller Interest" shall mean, as of any date of determination, the product of 2% and the excess of the Adjusted Investor Interest over the Series Excess Funding Account Balance on such date of determination; provided, however, that the Seller may reduce the Minimum Seller Interest upon (i) ten Business Days' prior notice to the Trustee, each Rating Agency and the Class C Certificateholder, (ii) satisfaction of the Rating Agency Condition, (iii) delivery to the Trustee, each Purchaser Representative and the Class C Certificateholder of an Officer's Certificate to the effect that such reduction will not then or thereafter cause an Early Amortization Event to occur with respect to any Series, (iv) receipt by the Seller of the consent of the Class C Certificateholder to such reduction, and (v) delivery of a Tax Opinion to the Trustee with respect to such reduction.

              "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any; (b) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any; (c) the Class C Monthly Interest and the unpaid Class C Deficiency Amount, if any; and (d) the Class D Monthly Interest, each with respect to such Distribution Date.

              "Portfolio Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the Floating Allocation Percentage of Collections of Finance Charge Receivables allocated to the Investor Certificates for such Due Period, (b) the amount of any Principal Funding Investment Proceeds for the related Distribution Date, (c) any Shared Excess Finance Charge Collections that are allocated to Series 1997-1 pursuant to Section 4.14 for the related Distribution Date, and (d) the amount of funds, if any, to be withdrawn from the Series Excess Funding Account and the Series Excess Funding Reserve Account which, pursuant to subsections 4.21(b), 4.22(b), 4.22(d), 4.22(e) and 4.22(f) are required to be deposited in the Collection Account with respect to such Distribution Date, such sum to be calculated on a cash basis after subtracting the Investor Loss Amount for such Due Period, and the denominator of which is the Series Investor Interest as of the last day of the preceding Due Period (or with respect to the initial Due Period, the Initial Investor Interest).

              "Principal Allocation Percentage" shall mean, (a) with respect to any Due Period (including any day within such Due Period) occurring prior to the Fixed Principal Allocation Date, the Floating Allocation Percentage for such Due Period, and (b) with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the percentage equivalent of a fraction, the numerator of which is the Series Investor Interest as of the end of the day on the last day of the Due Period occurring immediately prior to the Fixed Principal Allocation Date, as applicable and the denominator of which is the greater of (x) the sum of (i) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period and (ii) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (y) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Principal

Receivables for all Series of Certificates and Receivable Purchase Series outstanding; provided, that with respect to any Due Period in which an Addition Date or Removal Date occurs, the amount in (x)(i) above shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period for the period from and including the first day of such Due Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Due Period; provided further, that with respect to any Due Period in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the amount in clause (x)(i) above shall be the Average Principal Balance.

              "Principal Funding Account" shall have the meaning set forth in sub- section 4.17(a).

              "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

              "Principal Funding Investment Proceeds" shall mean, with respect to each Due Period during the Accumulation Period, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for such Due Period.

              "Principal Funding Investment Shortfall" shall mean, with respect to each Due Period during the Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds are less than the Covered Amount; provided that for purposes of determining the Principal Funding Investment Shortfall for purposes of clause (b) of the definition of Floating Allocation Percentage, on any date when the Principal Funding Investment Proceeds or the Covered Amount cannot be determined, Principal Funding Investment Proceeds for such Due Period will be assumed to be the product of (x) 1/12, (y) 2.5% and (z) the Principal Funding Account Balance as of the first day of such Due Period and the Covered Amount shall be determined as if the Class A Certificate Rate was 65% greater than the Class A Certificate Rate applicable to the then-current Interest Period.

              "Principal Shortfall" shall mean, as the context requires, any of the following: (a) on any Distribution Date with respect to the Accumulation Period, the amount by which the Controlled Deposit Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); and (b) on any Distribution Date with respect to the Early Amortization Period, the amount by which the sum of the Adjusted Investor Interest exceeds the Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

              "Rating Agency" shall mean Moody's and Standard & Poor's.

              "Reallocated Class B Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the amount described in subsection 4.5(a)(iv) during the Revolving Period and subsection 4.5(b)(iv) during the Accumulation Period; provided, however, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Distribution Date.

              "Reallocated Class C Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the amount described in subsection 4.5(a)(iii) during the Revolving Period and subsection 4.5(b)(iii) during the Accumulation Period; provided, however, that such amount shall not exceed the Class C Investor Interest after giving effect to any Class C Investor Charge-Offs for such Distribution Date.

              "Reallocated Class D Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the amount described in subsection 4.5(a)(ii) during the Revolving Period and subsection 4.5(b)(ii) during the Accumulation Period; provided, however, that such amount shall not exceed the Class D Investor Interest after giving effect to any Class D Investor Charge-Offs for such Distribution Date.

              "Reallocated Principal Collections" shall mean the sum of (a) Reallocated Class B Principal Collections, (b) Reallocated Class C Principal Collections and (c) Reallocated Class D Principal Collections.

              "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

              "Remitted Amount" shall have the meaning specified in subsection 4.21(c).

              "Replacement Interest Rate Cap" shall mean any replacement interest cap having substantially similar terms and conditions as the Interest Rate Cap it replaces.

              "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Accumulation Period commences or (b) the day the Early Amortization Period commences.

              "Series Accounts" means the Principal Funding Account, the Series Excess Funding Account and the Series Excess Funding Reserve Account.

              "Series Excess Funding Account" shall have the meaning set forth in subsection 4.21(a).

              "Series Excess Funding Account Balance" means, with respect to any date of determination, the principal amount, if any, on deposit in the Series Excess Funding Account on such date of determination.

              "Series Excess Funding Account Covered Amount" shall mean, for any Distribution Date, the product of (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (b) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate, the Class C Certificate Rate and the Class D Certificate Rate, weighted based on the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest and the Class D Investor Interest and (c) the Series Excess Funding Account Balance on the last day of the preceding Due Period.

              "Series Excess Funding Account Investment Proceeds" shall mean, with respect to each Due Period, the investment earnings on funds in the Series Excess Funding Account (net of investment expenses and losses) for such Due Period.

              "Series Excess Funding Account Investment Shortfall" shall mean,
(x) with respect to each Due Period occurring prior to the payment in full of all Certificate Series outstanding prior to the Closing Date, the amount, if any, by which the Series Excess Funding Account Investment Proceeds are less than the Series Excess Funding Account Covered Amount and (y) thereafter, $0.

              "Series Excess Funding Account Required Amount" shall mean, as of any date of determination, the amount, if any, by which the Minimum Aggregate Principal Receivables exceeds the aggregate amount of Principal Receivables.

              "Series Excess Funding Account Surplus" shall mean as of any date of determination, the amount, if any, which, if withdrawn from the Series Excess Funding Account, would not cause the Minimum Aggregate Principal Receivables to exceed the aggregate amount of Principal Receivables.

              "Series Excess Funding Reserve Account" shall have the meaning set forth in subsection 4.22(a).

              "Series Excess Funding Reserve Account Required Amount" shall mean, with respect to any Distribution Date, an amount equal to (a) the product of .50% and the Series Excess Funding Account Balance or (b) any other amount designated by the Seller; provided, that if such designation is of a lesser amount, the Seller shall (i) provide the Servicer, the Class C Certificateholder and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 1997-1.

              "Series Excess Funding Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Series Excess Funding Reserve Account exceeds the Series Excess Funding Reserve Account Required Amount.

              "Series Excess Funding Reserve Draw Amount" shall have the meaning set forth in subsection 4.22(c).

              "Series Investor Interest" shall mean, on any date of determination, an amount equal to (a) the sum of (i) the Class A Investor Interest, (ii) the Class B Investor Interest, (iii) the Class C Investor Interest and (iv) the Class D Investor Interest, each as of such date minus (b) the Series Excess Funding Account Balance on such date.

              "Series 1997-1" shall mean the Series of the Charming Shoppes Master Trust represented by the Investor Certificates.

              "Series 1997-1 Certificateholder" shall mean the Holder of record of any Series 1997-1 Certificate.

              "Series 1997-1 Certificates" shall mean the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

              "Series 1997-1 Early Amortization Event" shall have the meaning specified in Section 9 of this Supplement.

              "Series 1997-1 Termination Date" shall mean the earliest to occur of (a) the Distribution Date on which the Series 1997-1 Certificates are paid in full, (b) the April 2006 Distribution Date or (c) the date of termination of the Trust pursuant to Section 12.1.

              "Series Servicing Fee Percentage" shall mean 2.0%.

              "Shared Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, as the context requires, either (a) the aggregate amount of Collections of Finance Charge Receivables allocated to the Investor Certificates but available to cover Finance Charge Shortfalls for other Series in Group One, if any, or (b) the aggregate amount of Collections of Finance Charge Receivables and other amounts allocable to other Series in Group One in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover any Finance Charge Shortfall with respect to the Investor Certificates as described in Section 4.14.

              "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Investor Certificates which may be applied to cover Principal Shortfalls with respect to other outstanding Series in Group One, or (b) the amounts allocated to the Investor Certificates of other Series in Group One that the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Investor Certificates pursuant to Section 4.15.

              "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

              SECTION 0.0.3. SERVICING COMPENSATION. The share of the Monthly Servicing Fee allocable to Series 1997-1 with respect to any Due Period (the "Investor Monthly Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Adjusted Investor Interest less the Series Excess Funding Account Balance, in each case, as of the last day of such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Investor Monthly Servicing Fee shall be equal to $236,583.34. The share of the Investor Monthly Servicing Fee allocable to the Class A Investor Interest with respect to any Due Period (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation, (ii) the Series Servicing Fee Percentage, and (iii) the Adjusted Investor Interest, less the Series Excess Funding Account Balance, in each case, as of the last day of such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class A Servicing Fee shall be equal to $158,666.67. The share of the Investor Monthly Servicing Fee allocable to the Class B Investor Interest with respect to any Due Period (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class B Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Adjusted Investor Interest less the Series Excess Funding Account Balance, in each case, as of the last day of such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class B Servicing Fee shall be equal to $24,083.33. The share of the Investor Monthly Servicing Fee allocable to the Class C Investor Interest with respect to any Due Period (the "Class C Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class C Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Adjusted Investor Interest less the Series Excess Funding Account Balance, in each case, as of the last day of such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class C Servicing Fee shall be equal to $26,916.67. The share of the Investor Monthly Servicing Fee allocable to the Class D Investor Interest with respect to any Due Period (the "Class D Servicing Fee"; together with the Class A Servicing Fee, the Class B Servicing Fee and the Class C Servicing Fee, the "Certificateholder Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class D Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Adjusted Investor Interest less the Series Excess Funding Account Balance, in each case, as of the last day of such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class D Servicing Fee shall be equal to $26,916.67. Except as specifically provided above, the Investor Monthly Servicing Fee shall be paid by the cash flows from the Trust allocated to the Seller or the Certificateholders of other Series (as provided in the related Supplements or Receivables Purchase Agreements) and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(a)(ii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(b)(ii) and 4.11(c). The Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(c)(i) and 4.11(e). The Class D Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(d)(i) and 4.11(l).

              SECTION 0.0.4. REASSIGNMENT AND TRANSFER TERMS. The Investor Certificates shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.2(a), on any Distribution Date on or after the Distribution Date on which the Series Investor Interest is less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall be equal to the Series Investor Interest plus accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

              SECTION 0.0.5. DELIVERY AND PAYMENT FOR THE INVESTOR CERTIFICATES. The Seller shall execute and deliver the Investor Certificates to the Trustee for authentication in accordance with Section 6.1. The Trustee shall deliver the Investor Certificates when authenticated in accordance with Section 6.2.

              SECTION 0.0.6. DEPOSITORY; FORM OF DELIVERY OF SERIES 1997-1 CERTIFICATES.

              0.0.6.1. The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.2 and 6.10.

              0.0.6.2. The Depository for Series 1997-1 shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

              SECTION 0.0.7. ARTICLE IV OF AGREEMENT. Sections 4.1, 4.2 and 4.3 of the Agreement shall be read in their entirety as provided in the Agreement.
Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Certificates.

                                   ARTICLE 1.

                  RIGHTS OF CERTIFICATEHOLDERS AND RECEIVABLES
            PURCHASERS AND ALLOCATION AND APPLICATION OF COLLECTIONS


              SECTION 1.1. RIGHTS OF INVESTOR CERTIFICATEHOLDERS. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Principal Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Principal Funding Account, the Series Excess Funding Account and the Series Excess Funding Reserve Account. The Class D Certificate shall be subordinate to the Class A Certificates, the Class B Certificates and the Class C Certificates. The Class C Certificates shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Exchangeable Seller Certificate shall not represent any interest in the Collection Account, the Principal Funding Account, the Series Excess Funding Account or the Series Excess Funding Reserve Account, except as specifically provided in this Article IV.

              SECTION 1.2. Allocations.

              1.2.0.1. Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders, the Certificateholders of other Series and the Holder of the Exchangeable Seller Certificate the following amounts as set forth below:

              1.2.0.1.1. Allocate to the Investor Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date to be applied in accordance with Section 4.9.

             1.2.0.1.2. An amount equal to the product of (A) the Class D Investor Allocation on such date, (B) the Investor/ Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

             1.2.0.1.3. An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

             1.2.0.1.4. An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

             1.2.0.1.5. An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(e).

              1.2.0.2. Allocations During the Accumulation Period. During the Accumulation Period, the Servicer shall, prior to the close of business on the any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders, the Certificateholders of other Series or the Holder of the Exchangeable Seller Certificate the following amounts as set forth below:

             1.2.0.2.1. Allocate to the Investor Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Section 4.9.

             1.2.0.2.2. An amount equal to the product of (A) the Class D Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

             1.2.0.2.3. An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

             1.2.0.2.4. An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

             1.2.0.2.5. An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(f).

              1.2.0.3. Allocations During the Early Amortization Period. During the Early Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders, the Certificateholders of other Series or the Holder of the Exchangeable Seller Certificate the following amounts as set forth below:

             1.2.0.3.1. Allocate to the Investor Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Section 4.9.

             1.2.0.3.2. An amount equal to the product of (A) the Class D Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

             1.2.0.3.3. An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

             1.2.0.3.4. An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(f).

             1.2.0.3.5. An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(f).

              SECTION 1.3. DETERMINATION OF MONTHLY INTEREST.

              1.3.0.1. The amount of monthly interest distributable in respect of the Class A Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate, and
         (iii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding such Distribution Date (the "Class A Monthly Interest"); provided, however, that with respect to the first Distribution Date, Class A Monthly Interest will be equal to interest accrued on the initial outstanding principal balance of the Class A Certificates at the Class A Certificate Rate from the Closing Date through January 14, 1998; provided further, however, that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the sum of the Class A Certificate Rate, and 2.0% per annum, and (C) any Class A Deficiency Amounts from the prior Distribution Date, as defined below (or the portion thereof which has not theretofore been paid to Class A Certificateholders) (the "Class A Additional Interest") shall also be distributable in respect of the Class A Certificates. The "Class A Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(a) for all prior Interest Periods over the amount actually paid to Class A Certificateholders in respect of such amounts.

              (b) The amount of monthly interest distributable in respect of the Class B Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate, and (iii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding such Distribution Date (the "Class B Monthly Interest"); provided, however, that with respect to the first Distribution Date, Class B Monthly Interest will be equal to interest accrued on the initial outstanding principal balance of the Class B Certificates at the Class B Certificate Rate from the Closing Date through January 14, 1998; provided further, however, that in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the sum of the Class B Certificate Rate and 2.0% per annum, and (C) any Class B Deficiency Amount from the prior Distribution Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Certificateholders) (the "Class B Additional Interest") shall also be distributable in respect of the Class B Certificates. The "Class B Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(b) for all prior Interest Periods over the amount actually paid to the Class B Certificateholders in respect of such amounts.

              (c) The amount of monthly interest distributable in respect of the Class C Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class C Certificate Rate in effect with respect to the related Interest Period, and (iii) the Class C Investor Interest determined as of the Record Date preceding such Distribution Date (the "Class C Monthly Interest"); provided, however, that in addition to the Class C Monthly Interest an amount equal to any unpaid Class C Deficiency Amounts, as defined below, shall also be distributed to the Class C Certificateholders. The "Class C Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(c) for all prior Interest Periods over the amount actually paid to the Class C Certificateholders in respect of such amounts.

              (d) The amount of monthly interest distributable in respect of the Class D Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class D Certificate Rate in effect with respect to the related Interest Period, and (iii) the Class D Investor Interest determined as of the Record Date preceding such Distribution Date (the "Class D Monthly Interest").

              SECTION 1.4. DETERMINATION OF MONTHLY PRINCIPAL.

              1.4.0.1. The amount of monthly principal distributable with respect to the Class A Certificates or to be deposited into the Principal Funding Account on each Distribution Date (the "Class A Monthly Principal"), beginning with the Distribution Date in the month following the month in which the Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of
         (i) the Available Principal Collections with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Accumulation Period prior to the Class A Expected Final Payment Date, the Controlled Deposit Amount for such Distribution Date and (iii) the Class A Adjusted Investor Interest on such Distribution Date prior to any deposit into the Principal Funding Account on such Distribution Date (and after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.10 and Section 4.12).

              1.4.0.2. The amount of monthly principal distributable with respect to the Class B Certificates on each Distribution Date (the "Class B Monthly Principal") beginning with the Distribution Date following the Due Period in which the Class A Investor Interest has been paid in full, and during the Early Amortization Period, beginning with the Distribution Date on which the Class A Investor Interest has been paid in full, shall be an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal on such Distribution Date) and (ii) the Class B Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

              1.4.0.3. The amount of monthly principal distributable with respect to the Class C Certificates on each Distribution Date (the "Class C Monthly Principal") shall be, beginning with the Distribution Date on which the Class B Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Distribution Date) and (ii) the Class C Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

              1.4.0.4. The amount of monthly principal distributable with respect to the Class D Certificates on each Distribution Date (the "Class D Monthly Principal") shall be, beginning with the Distribution Date on which the Class C Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class B Monthly Principal and Class C Monthly Principal on such Distribution Date) and (ii) the Class D Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections
         4.10 and 4.12) on such Distribution Date.

              SECTION 1.5. COVERAGE OF CLASS A AND CLASS B REQUIRED AMOUNTS.

              1.5.0.1. On or before each Distribution Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Distribution Date, plus (ii) the Class A Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class A Additional Interest, if any, for such Distribution Date, plus (iv) the Class A Servicing Fee for the prior Due Period, plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class A Investor Loss Amount, if any, for the prior Due Period, exceeds the Class A Available Funds for the related Due Period.

              1.5.0.2. On or before each Distribution Date, the Servicer shall also determine the amount (the "Class B Required Amount"), if any, by which the sum of (i) the Class B Monthly Interest for such Distribution Date, plus (ii) the Class B Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class B Additional Interest, if any, for such Distribution Date, plus (iv) the Class B Servicing Fee for the prior Due Period, plus (v) the Class B Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class B Investor Loss Amount, if any, for the prior Due Period, exceeds the Class B Available Funds for the related Due Period.

              1.5.0.3. In the event that the Class A Required Amount or the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Distribution Date. For any Distribution Date other than Distribution Dates relating to the Early Amortization Period, in the event that the Class A Required Amount for such Distribution Date is greater than zero, all or a portion of the Excess Spread and Shared Excess Finance Charge Collections with respect to such Distribution Date in an amount equal to the Class A Required Amount, to the extent available, for such Distribution Date shall be distributed on such Distribution Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections with respect to such Distribution Date, the Collections of Principal Receivables allocable to the Class D Certificates, the Collections of Principal Receivables allocable to the Class C Certificates and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Due Period shall be applied as specified in Section 4.12. In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class B Required Amount pursuant to subsection 4.11(c), the Collections of Principal Receivables allocable to the Class D Certificates and the Collections of Principal Receivables allocable to the Class C Certificates (after application, in each case, to the Class A Required Amount) shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

              SECTION 1.6. MONTHLY PAYMENTS. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Distribution Date, to the extent of available funds, the amounts required to be withdrawn from the Collection Account as follows:

              1.6.0.1. An amount equal to the Class A Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

              1.6.0.1.1. an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Deficiency Amount for such Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, shall be distributed to the Class A Certificateholders;

              1.6.0.1.2. an amount equal to the Class A Servicing Fee for such Distribution Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer;

              1.6.0.1.3. an amount equal to the Class A Investor Loss Amount, if any, for the preceding Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date; and

              1.6.0.1.4. the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

              1.6.0.2. An amount equal to the Class B Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

              1.6.0.2.1. an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Deficiency Amount for such Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, shall be distributed to the Class B Certificateholders;

              1.6.0.2.2. an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

              1.6.0.2.3. an amount equal to the Class B Investor Loss Amount, if any, for the preceding Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date; and

              1.6.0.2.4. the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

              1.6.0.3. An amount equal to the Class C Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

              1.6.0.3.1. an amount equal to the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

              1.6.0.3.2. the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

              1.6.0.4. An amount equal to the Class D Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

              1.6.0.4.1. an amount equal to the Class D Servicing Fee for such Distribution Date plus the amount of any Class D Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

              1.6.0.4.2. the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

              1.6.0.5. During the Revolving Period, an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

              1.6.0.5.1. an amount equal to any amounts required to be applied on such date from Available Principal Collections pursuant to the Class C Purchase Agreement shall be so applied;

              1.6.0.5.2. an amount equal to the lesser of (A) Available Principal Collections for such Distribution Date after giving effect to the applications specified in subsections 4.9(e)(i) above, (B) the product of (1) a fraction, the numerator of which is equal to the Available Principal Collections and the denominator of which is equal to the sum of the Available Principal Collections available for sharing as specified in the related Supplement and Receivables Purchase Agreement for each Series (including this Series 1997-1) in Group One that are Principal Sharing Series and (2) the Cumulative Principal Shortfall and (C) Available Principal Collections, shall be treated as Shared Principal Collections and applied to Series in Group One that are Principal Sharing Series other than this Series 1997-1; and

              1.6.0.5.3. subject to Section 4.21(c), an amount equal to the excess, if any, of (A) the Available Principal Collections for such Distribution Date over (B) the applications specified in subsections 4.9(e)(i) and (ii) above shall be paid to the Holder of the Exchangeable Seller Certificate; provided, however, that in no event shall the amount payable to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.9(e)(iii) be greater than the Seller Interest on such Distribution Date.

              1.6.0.6. During the Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

              1.6.0.6.1. an amount equal to the Class A Monthly Principal for such Distribution Date shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Early Amortization Period, distributed to the Class A
           Certificateholders;

              1.6.0.6.2. after giving effect to the distribution referred to in clause (i) above, an amount equal to the Class B Monthly Principal shall be distributed to the Class B Certificateholders;

              1.6.0.6.3. after giving effect to the distribution referred to in clauses (i) and (ii) above, an amount equal to the Class C Monthly Principal shall be distributed to the Class C Certificateholders in accordance with the Class C Purchase Agreement;

              1.6.0.6.4. after giving effect to the distributions referred to in clauses (i), (ii) and (iii) above, an amount equal to the Class D Monthly Principal shall be distributed to the Class D
           Certificateholders;

              1.6.0.6.5. after giving effect to the distribution referred to in clause (i), (ii), (iii) and (iv) above, an amount equal to any amounts required to be applied from Available Principal Collections on such date pursuant to the Class C Purchase Agreement shall be so applied;

              1.6.0.6.6. an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Principal Collections remaining after the application specified in clauses (i), (ii), (iii), (iv) and (v) above and the denominator of which is equal to the sum of the Available Principal Collections available for sharing as specified in the related Supplement or Receivables Purchase Agreement for each Series (including this Series 1997-1) in Group One which is a Principal Sharing Series and (2) the Cumulative Principal Shortfall and (B) the Available Principal Collections, shall be treated as Shared Principal Collections and applied to Series in Group One which are Principal Sharing Series other than this Series 1997-1; and

              1.6.0.6.7. an amount equal to the excess, if any, of (A) the Available Principal Collections over (B) the applications specified in clauses (i) through (vi) above shall be paid to the Holder of the Exchangeable Seller Certificate; provided, however, that in no event shall the amount payable to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.9(f)(vii) be greater than the Seller Interest on such Distribution Date.

              1.6.0.7. On the earlier to occur of (i) the Distribution Date in the month following the commencement of the Early Amortization Period and
       (ii) the Class A Expected

       Final Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and distribute to the Class A Certificateholders the amount on deposit in the Principal Funding Account.

              SECTION 1.7. INVESTOR CHARGE-OFFS.

              1.7.0.1. On or before each Distribution Date, the Servicer shall calculate the Class A Investor Loss Amount. If on any Distribution Date, the Class A Investor Loss Amount for the prior Due Period exceeds the sum of the amounts allocated with respect thereto pursuant to subsection 4.9(a)(iii), subsection 4.11(a) and Section 4.12 with respect to such Due Period, the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs and any Reallocated Class D Principal Collections on such Distribution Date) will be reduced by the amount of such excess. In the event that such reduction would cause the Class D Investor Interest to be a negative number, the Class D Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Class C Principal Collections on such Distribution
       Date) will be reduced by the amount by which the Class D Investor Interest would have been reduced below zero. In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Loss Amount for such Distribution Date (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose pursuant to subsection 4.11(b).

              1.7.0.2. On or before each Distribution Date, the Servicer shall calculate the Class B Investor Loss Amount. If on any Distribution Date, the Class B Investor Loss Amount for the prior Due Period exceeds the amounts allocated with respect thereto pursuant to sub- section 4.9(b)(iii), subsection 4.11(c) and Section 4.12 with respect to such Due Period, the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs and any Reallocated Class D Principal Collections on such Distribution Date and any adjustments with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount of such excess. In the event that such reduction would cause the Class D Investor Interest to be a negative number, the Class D Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Class C Principal Collections on such Distribution Date and any adjustment with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount by which the Class D Investor Interest would have been reduced below zero. In the event that such reduction would cause the Class C Investor

       Interest to be a negative number, the Class C Investor Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Loss Amount for such Distribution Date (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Class C Investor Interest pursuant to Section 4.12 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.10(a) above. The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Distribution Date by the amount of Excess Spread allocated and available for that purpose as described under subsection 4.11(d).

              1.7.0.3. On or before each Distribution Date, the Servicer shall calculate the Class C Investor Loss Amount. If on any Distribution Date, the Class C Investor Loss Amount for the prior Due Period exceeds the amount of Excess Spread, Shared Excess Finance Charge Collections and Reallocated Class D Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.11(g) and Section 4.12, the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs and any Reallocated Class D Principal Collections on such Distribution Date and any adjustments thereto as described in subsection 4.10(a) or (b) above) will be reduced by the amount of such excess. In the event that such reduction would cause the Class D Investor Interest to be a negative number, the Class D Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Class C Principal Collections on such Distribution Date and any adjustments with respect thereto as described in subsection 4.10(a) or 4.10(b) above) will be reduced by the amount by which the Class D Investor Interest would have been reduced below zero (a "Class C Investor Charge-Off"). The Class C Investor Interest will also be reduced by the amount of Reallocated Class C Principal Collections pursuant to Section 4.12 and the amount of any portion of the Class C Investor Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.10(a), or the Class B Investor Interest, pursuant to subsection 4.10(b), respectively. The Class C Investor Interest will thereafter be reimbursed on any Distribution Date by the amount of the Excess Spread allocated and available under subsection 4.11(h).

              1.7.0.4. On or before each Distribution Date, the Servicer shall calculate the Class D Investor Loss Amount. If on any Distribution Date, the Class D Investor Loss Amount for the prior Due Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to subsection 4.11(n), the Class D Investor Interest will be reduced by the amount of such excess (a "Class D Investor Charge-Off"). The Class D Investor Interest will also be reduced by the amount of Class D Reallocated Principal Collections pursuant to Section
       4.12 and the amount of any portion of the Class D Investor Interest allocated to the Class A Certificates, the Class B Certificates or the Class C Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.10(a), the Class B Investor Interest, pursuant to subsection 4.10(b), or the Class C Investor Interest, pursuant to Section 4.10(c), respectively. The Class D Investor Interest will thereafter be reimbursed on any Distribution Date by the amount of the Excess Spread allocated and available for that purpose as described under subsection 4.11(o).

              SECTION 1.8. EXCESS SPREAD; SHARED EXCESS FINANCE CHARGE COLLECTIONS. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Excess Spread and Shared Excess Finance Charge Collections allocated to Series 1997-1 with respect to the related Due Period to make the following distributions on each Distribution Date in the following priority:

              1.8.0.1. an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.9(a);

              1.8.0.2. an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

              1.8.0.3. an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date shall be used to fund the Class B Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.9(b);

              1.8.0.4. an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the Class B Initial Investor Interest for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

              1.8.0.5. an amount equal to the excess, if any, of the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Distribution Date over the Class C Available Funds for such Distribution Date shall be paid to the Servicer;

              1.8.0.6. an amount equal to the Class C Monthly Interest plus the Class C Deficiency Amount for such Distribution Date shall be distributed to the Class C Certificateholders in accordance with the Class C Purchase Agreement;

              1.8.0.7. an amount equal to the Class C Investor Loss Amount, if any, for the prior Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

              1.8.0.8. an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced below the Class C Initial Investor Interest for reasons other than the payment of principal to the Class C Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

              1.8.0.9.  [Reserved];

              1.8.0.10. an amount up to the excess, if any, of the Series Excess Funding Reserve Account Required Amount over the amount on deposit in the Series Excess Funding Reserve Account shall be deposited into the Series Excess Funding Reserve Account;

              1.8.0.11. an amount equal to the aggregate of any other amounts then due to the Class C Certificateholders or required to be applied pursuant to the Class C Purchase Agreement out of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 1997-1 pursuant to the Class C Purchase Agreement shall be distributed for application in accordance with the Class C Purchase Agreement;

              1.8.0.12. an amount equal to the excess, if any, of the Class D Servicing Fee over the Class D Available Funds for such Distribution Date shall be paid to the Servicer;

              1.8.0.13. an amount equal to the Class D Monthly Interest plus the amount of any past due Class D Monthly Interest for such Distribution Date shall be distributed to the Class D Certificateholders;

              1.8.0.14. an amount equal to the Class D Investor Loss Amount, if any, for the prior Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

              1.8.0.15. an amount equal to the aggregate amount by which the Class D Investor Interest has been reduced below the Class D Initial Investor Interest for reasons other than the payment of principal to the Class D Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date; and

              1.8.0.16. the balance, if any, will constitute a portion of Shared Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One and, to the extent not required to be applied as Shared Excess Finance Charge Collections with respect to any Series in Group One, shall be distributed to the Holder of the Exchangeable Seller Certificate.

              SECTION 1.9. REALLOCATED PRINCIPAL COLLECTIONS. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Reallocated Principal Collections (applying all Reallocated Class C Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Class C Principal Collections and applying all Reallocated Class D Principal Collections in accordance with subsections 4.12(a), (b) and (c) prior to applying any Reallocated Class C Principal Collections in accordance with subsections 4.12(a) or (b) for any amounts still owing after the application of Reallocated Class D Principal Collections) with respect to such Distribution Date, to make the following distributions on each Distribution Date in the following priority:

              1.9.0.1. an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 1997-1 with respect to the related Due Period, shall be applied in accordance with, and in the priority set forth in, subsections 4.9(a)(i), (ii) and (iii);

              1.9.0.2. an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Distribution Date shall be applied in accordance with, and in the priority set forth in subsections 4.9(b)(i),
       (ii) and (iii); and

              1.9.0.3. an amount equal to the excess, if any, of (i) the Class C Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class C Investor Interest pursuant to subsections 4.11(e), 4.11(f) and 4.11(g) on such Distribution Date shall be applied first pursuant to subsection 4.9(c)(i), and then pursuant to and in the priority set forth in subsections 4.11(f) and 4.11(g).

              On each Distribution Date, the Class D Investor Interest shall be reduced by the amount of Reallocated Class D Principal Collections for such Distribution Date, the Class C Investor Interest shall be reduced by the amount of Reallocated Class C Principal Collections for such Distribution Date, and the Class B Investor Interest shall be reduced by the amount of Reallocated Class B Principal Collections for such Distribution Date.

              SECTION 1.10. SELLER'S OR SERVICER'S FAILURE TO MAKE A DEPOSIT OR PAYMENT. If the Servicer or the Seller fails to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Investor Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

              SECTION 1.11. SHARED EXCESS FINANCE CHARGE COLLECTIONS.

              1.11.0.1. The balance of any Available Funds on deposit in the Collection Account after giving effect to subsections 4.11(a) through (o) will constitute a portion of Shared Excess Finance Charge Collections and will be available for allocation to other Series in Group One or to the Holder of the Exchangeable Seller Certificate as described in Section 4.3(g).

              (b) Series 1997-1 shall be included in Group One. Subject to subsection 4.3(g) of the Agreement, Shared Excess Finance Charge Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 1997-1 in an amount equal to the product of (x) the aggregate amount of Shared Excess Finance Charge Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1997-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 1997-1 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.11(a) through (o) on such Distribution Date over (b) the Available Funds for such Distribution Date.

              SECTION 1.12. SHARED PRINCIPAL COLLECTIONS. Subject to subsection 4.3(f) of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1997-1 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One that are Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 1997-1 for such Distribution Date and the denominator of which is the Cumulative Principal Shortfall for such Distribution Date.

              SECTION 1.13. [Reserved].

              SECTION 1.14. THE PRINCIPAL FUNDING ACCOUNT.

              1.14.0.1. The Trustee, for the benefit of the Class A Certificateholders, shall establish or shall cause to be established and maintained with a Qualified Depository Institution in the name of the Trustee, on behalf of the Trust, a segregated trust account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If, at any time, the institution holding the Principal Funding Account ceases to be a Qualified Depository Institution, the Seller shall notify the Trustee and the Trustee upon being notified shall, promptly (but, in any event within twenty Business
       Days) establish a new Principal Funding Account meeting the conditions specified above with a Qualified Depository Institution, transfer any cash or any investments to such new Principal Funding Account and from the date such new Principal Funding Account is established, it shall be the "Principal Funding Account." Neither the Seller nor the Servicer, nor any Person claiming by, through or under the Seller or Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Principal Funding Account except to the extent provided in this Supplement and the Agreement. Pursuant to the authority granted to the Servicer in subsection 3.1(b), the Servicer shall have the revocable power to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's duties under this Supplement.

              1.14.0.2. Funds on deposit in the Principal Funding Account shall be invested by the Trustee at the direction of the Servicer in Permitted Investments that will mature so that such funds will be available prior to the Distribution Date following such investment. Any request by the Servicer to invest funds on deposit in the Principal Funding Account shall be in writing and shall certify that the requested investment is a Permitted Investment that matures at or prior to the time required hereby. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

              1.14.0.3. On each Distribution Date with respect to the Accumulation Period, the Trustee, acting at the Servicer's direction given on the related Determination Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on such date, for application as Class A Available Funds for such Distribution Date. Principal Funding Investment Proceeds shall not be considered to be principal amounts on deposit in the Principal Funding Account for purposes of this Supplement.

              1.14.0.4. On or prior to the Distribution Date commencing 13 months prior to the Class A Expected Final Payment Date, the Seller shall designate the number of months in the Accumulation Period (the "Accumulation Period Length") and, correspondingly, the first day of the Due Period on which the Accumulation Period will commence. The Seller may change such designation at any time prior to the commencement of the Accumulation Period. The Seller shall provide the Servicer, the Trustee, the Rating Agencies and the Class C Certificateholders with notice of each such designation. Such designations shall be effective hereunder for all purposes if the Seller shall (i) have provided the Servicer, the Trustee and the Enhancement Provider evidence that the Rating Agency Condition shall have been satisfied, and (ii) have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 1997-1.

              SECTION 1.15. DETERMINATION OF LIBOR.

              1.15.0.1. On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

              1.15.0.2. The Class A Certificate Rate and the Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Investor Certificateholder by telephoning the Trustee at its Corporate Trust Office at (215) 985-7321.

              1.15.0.3. On each LIBOR Determination Date prior to 12:00 noon New York City time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following Interest Period.

              SECTION 1.16. INTEREST RATE CAPS.

              1.16.0.1. The Servicer hereby represents that Fashion Service Corp has obtained and assigned to the Trust (i) the Class A Cap in favor of the Trust for the benefit of the Class A Certificateholders and (ii) the Class B Cap in favor of the Trust for the benefit of the Class B Certificateholders, the Class C Certificateholders and the Class D Certificateholders. The Class A Cap shall entitle the Trust to receive monthly the Class A Cap Payment, if any, as set forth in the Class A Cap. The Class B Cap shall entitle the Trust to receive monthly the Class B Cap Payment, if any, as set forth in the Class B Cap.

              1.16.0.2. Upon the effectiveness of any Replacement Interest Rate Cap, the Interest Rate Cap being replaced shall terminate and the applicable Interest Rate Cap Provider shall be released of all future obligations thereunder, provided that such Interest Rate Cap shall not be released from any obligations which have previously accrued thereunder and shall continue to be obligated to perform such obligations.

              1.16.0.3. The Trustee hereby appoints the Servicer to act as calculation agent under the Interest Rate Caps and the Servicer accepts such appointment.

              SECTION 1.17. PAIRED SERIES. Any other Series in Group One may be designated (but only with the consent of the Class C Certificateholders) as a Paired Series for Series 1997-1. Such Paired Series either shall be prefunded with an initial deposit to a prefunding account in an amount up to the initial principal balance of such Paired Series and primarily from the sale of such Paired Series or shall have a variable principal amount. Any such prefunding account shall be held for the benefit of such Paired Series and not for the benefit of the Series 1997-1 Certificateholders. As funds in the Collection Account are allocated for distribution as Available Principal Collections during the Early Amortization Period or Accumulation Period, either (i) in the case of a prefunded Paired Series, an equal amount of funds in any prefunding account for such Paired Series shall be released and distributed pursuant to the terms of such Paired Series or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust and the proceeds thereof will be distributed pursuant to the terms of such Paired Series, and, in either case, the Series Investor Interest of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 1997-1 Certificates and payment of all amounts due to the Class C Certificateholders, assuming that there have been no unreimbursed Loss Amounts with respect to any related Paired Series, the aggregate amount of such Paired Series shall have been increased by an amount up to an aggregate amount equal to the Series Investor Interest paid to the Series 1997-1 Certificateholders and the Class C Certificateholders (or such other amount as the holders of such Paired Series shall agree).

              SECTION 1.18. SERIES EXCESS FUNDING ACCOUNT.

              1.18.0.1. The Servicer, for the benefit of the Investor Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, a segregated trust account with a Qualified Depository Institution bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders (the "Series Excess Funding Account"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series Excess Funding Account and in all proceeds thereof. The Series Excess Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Series Excess Funding Account for any amount owed to it by the Trustee, the Trust, or any Investor Certificateholder. If, at any time, the institution holding the Series Excess Funding Account ceases to be a Qualified Depository Institution, the Trustee upon notice by the Servicer (or the Servicer on its behalf) shall promptly (but in any event within 20 Business Days) establish a new Series Excess Funding Account with a Qualified Depository Institution meeting the conditions specified above, transfer any cash or any investments to such new Series Excess Funding Account and from the date such new Series Excess Funding Account is established, it shall be the "Series Excess Funding Account."

              1.18.0.2. On the Closing Date, the Servicer shall deposit into the Series Excess Funding Account an amount equal to the Series Excess Funding Account Required Amount. Funds on deposit in the Series Excess Funding Account shall at the direction of the Servicer be invested by the Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Trustee for the benefit of the Investor Certificateholders. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Funds on deposit in the Series Excess Funding Account on any date (after giving effect to any withdrawals from the Series Excess Funding Account on such date) will be invested in Permitted Investments that will mature so that funds will be available at the close of business on the Distribution Date following such date. On each Determination Date, the Servicer shall instruct the Trustee to withdraw on the related Distribution Date from the Series Excess Funding Account and deposit in the Collection Account all Series Excess Funding Account Investment Proceeds on funds on deposit in the Series Excess Funding Account, for application as Available Funds on such Distribution Date.

              1.18.0.3. On any day on which, pursuant to subsection 4.3(c), the Servicer would otherwise pay amounts from Collections in respect of Principal Receivables to the Holder of the Exchangeable Seller Certificate, the Servicer shall be entitled to deposit all or part of such amount into the Series Excess Funding Account, it being understood that such amount may be attributable to Series 1997-1 or any other Series. On the Business Day immediately prior to each Determination Date, Servicer shall reconcile the amounts that were so deposited during the related Due Period (the "Deposit Amount"), together with other amounts paid to the Holder of the Exchangeable Seller Certificate or the Originator pursuant to subsection 4.3(c) during such Due Period in respect of Collections on Principal Receivables (the "Remitted Amount"), taking into account amounts required to be allocated on or prior to the related Distribution Date to each Series (including without limitation any deposit to the Excess Funding Amount required under subsection 4.3(f) and any reallocation of Principal Collections required under Section 4.12 of the Supplement for Series 1997-1 or the comparable section of any other Supplement). If such reconciliation showed that the sum of the Deposit Amount plus the Remitted Amount exceeded the aggregate amount permitted to be paid to the Holder of the Seller Exchangeable Certificate in respect thereof, the Servicer shall withdraw the amount by which such excess is greater than the Remitted Amount from the Series Excess Funding Account on such Business Day and deposit such amount into the Collection Account for allocation to the appropriate Series.

              1.18.0.4. On any Determination Date with respect to the Accumulation Period or Early Amortization Period, the Servicer shall determine the aggregate amount of Principal Shortfalls, if any, with respect to Series 1997-1 (after giving effect to the allocation and payment provisions herein), and the Servicer shall instruct the Trustee to withdraw such amount from the Series Excess Funding Account on the succeeding Distribution Date (up to the amount on deposit therein) and allocate such amount as Available Principal Collections for such Distribution Date.

              1.18.0.5. On any Determination Date on which a Series Excess Funding Account Surplus exists (after taking into account all withdrawals and deposits to be made on the following Distribution Date), the Trustee shall withdraw such from the Series Excess Funding Account the amount of such Series Excess Funding Account Surplus on the related Distribution Date and pay such amount to the Holder of the Exchangeable Seller Certificate; provided, however, in no event shall the amount payable to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.21(e) be greater than the Sellers Interest on such Distribution Date.

              1.18.0.6. On each Determination Date on which funds are on deposit in the Series Excess Funding Account, the Servicer will determine whether (after giving effect to the withdrawals and deposits provided for in clauses (c), (d) and (e) above on or prior to the following Distribution
       Date) the amount on deposit in the Series Excess Funding Account is equal to or greater than 20% of the Initial Investor Interest. If such determination shows the amount on deposit to be equal to or greater than 20% of the Initial Investor Interest on that Determination Date and the five preceding Determination Dates, on the next Distribution Date the Trustee shall withdraw funds from the Series Excess Funding Account, in an amount equal to 20% of the Initial Investor Interest, and distribute such amount as a payment of principal to the Holders of the Investor Certificates pro rata based on the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest and the Class D Investor Interest, respectively.

              SECTION 1.19. SERIES EXCESS FUNDING RESERVE ACCOUNT.

              1.19.0.1. The Servicer shall establish and maintain with a Qualified Depository Institution, in the name of the Trustee, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Depository Institution (the "Series Excess Funding Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series Excess Funding Reserve Account and in all proceeds thereof. The Series Excess Funding Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997-1 Certificateholders. If at any time the institution holding the Series Excess Funding Reserve Account ceases to be a Qualified Depository Institution the Seller shall notify the Trustee and the Trustee upon being notified (or the Servicer on its behalf) shall promptly (but in any event within 20 Business Days) establish a new Series Excess Funding Reserve Account meeting the conditions specified above with a Qualified Depository Institution, and shall transfer any cash or any investments to such new Series Excess Funding Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Series Excess Funding Reserve Account from time to time in an amount up to the Available Series Excess Funding Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date make a deposit into the Series Excess Funding Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.11(j).

              1.19.0.2. Funds on deposit in the Series Excess Funding Reserve Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Series Excess Funding Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Series Excess Funding Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Series Excess Funding Reserve Account shall be retained in the Series Excess Funding Reserve Account (to the extent that the Available Series Excess Funding Reserve Account Amount is less than the Series Excess Funding Reserve Account Required Amount) and the balance, if any, shall be deposited in the Collection Account for application as Available Funds on such Distribution Date. For purposes of determining the availability of funds or the balance in the Series Excess Funding Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

              1.19.0.3. On the Determination Date preceding each Distribution Date, the Servicer shall calculate the "Series Excess Funding Reserve Draw Amount" which shall be equal to the Series Excess Funding Account Investment Shortfall with respect to such Distribution Date.

              1.19.0.4. In the event that for any Distribution Date the Series Excess Funding Reserve Draw Amount is greater than zero, the Series Excess Funding Reserve Draw Amount, up to the amount on deposit in the Series Excess Funding Reserve Account, shall be withdrawn from the Series Excess Funding Reserve Account on such Distribution Date by the Trustee (acting in accordance with the instructions of the Servicer), and deposited into the Collection Account for application as provided herein on such Distribution Date.

              1.19.0.5. In the event that the Series Excess Funding Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Series Excess Funding Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Series Excess Funding Reserve Account and deposit such Series Excess Funding Reserve Account Surplus in the Collection Account, for application as Class A Available Funds for such Distribution Date.

              1.19.0.6. Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement and (ii) the day on which the Adjusted Investor Interest is paid in full, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Investor Certificateholders that are payable from the Series Excess Funding Reserve Account as provided herein, shall withdraw from the Series Excess Funding Reserve Account amounts, if any, on deposit in the Series Excess Funding Reserve Account and pay such amount to the Holder of the Exchangeable Seller Certificate and the Series Excess Funding Reserve Account shall be deemed to have terminated for purposes of this Supplement.

              SECTION 1.19.1. ARTICLE V OF THE AGREEMENT. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Certificates:


                                   ARTICLE 2.

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                CERTIFICATEHOLDERS; NOTIFICATION OF CAP PAYMENTS

              SECTION 2.1. DISTRIBUTIONS.

              2.1.0.1. On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Collection Account and the Principal Funding Account as are payable to the Class A Certificateholders pursuant to Section 4.9 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

              2.1.0.2. On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class B Certificateholders pursuant to Section 4.9 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

              2.1.0.3. On each Distribution Date, the Trustee shall distribute (in accordance with the Class C Purchase Agreement) to each Class C Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class C Certificateholders pursuant to the Class C Purchase Agreement by check mailed to each Class C Certificateholder (at such Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Certificateholder to the Trustee not later than the Determination Date preceding such Distribution Date.

              2.1.0.4. On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class D Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class D Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class D Certificateholders pursuant to Section 4.11 by check mailed to each Class D Certificateholder (at such Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Certificateholder to the Trustee not later than the Determination Date preceding such Distribution Date.

              2.1.0.5. The Trustee shall promptly notify the Seller and the Servicer if it does not receive a payment under any Interest Rate Cap on the date on which such payment is due pursuant to the terms of such Interest Rate Cap.

              SECTION 2.2. MONTHLY CERTIFICATEHOLDERS' STATEMENT.

              2.2.0.1. On or before each Distribution Date, the Paying Agent shall forward to each Series 1997-1 Certificateholder, each Rating Agency and the Class C Certificateholders a statement substantially in the form of Exhibit C to this Supplement prepared by the Servicer setting forth, among other things, the following information (which, in the case of subclauses (i) and (ii) below, shall be stated on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate):

             2.2.0.1.1. the amount of the current distribution allocable to Class A Monthly Principal, Class B Monthly Principal, Class C Monthly Principal and Class D Monthly Principal, respectively;

             2.2.0.1.2. the amount of the current distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest, Class C Monthly Interest, Class C Deficiency Amounts, Class D Monthly Interest and any accrued and unpaid Class D Monthly Interest, respectively;

             2.2.0.1.3. the amount of Collections of Principal Receivables processed during the related Due Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

             2.2.0.1.4. the amount of Collections of Finance Charge Receivables processed during the related Due Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

             2.2.0.1.5. the aggregate amount of Principal Receivables, the Series Investor Interest, the Series Adjusted Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Class C Investor Interest, the Class D Investor Interest, the Floating Allocation Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Class C Floating Allocation, the Class D Floating Allocation and the Principal Allocation Percentage, the Class A Fixed Allocation, the Class B Fixed Allocation, the Class C Fixed Allocation and the Class D Fixed Allocation with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

             2.2.0.1.6. the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89, 90 to 119 and 120 or more days delinquent as of the end of the day on the Record Date;

             2.2.0.1.7. the Investor Loss Amount, the Class A Investor Loss Amount, the Class B Investor Loss Amount, the Class C Investor Loss Amount and the Class D Investor Loss Amount for the related Due Period;

             2.2.0.1.8. the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs for the related Due Period;

             2.2.0.1.9. the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs reimbursed on the Distribution Date immediately preceding such Distribution Date;

             2.2.0.1.10. the amount of the Class A Servicing Fee, the Class B Servicing Fee, the Class C Servicing Fee and the Class D Servicing Fee for the related Due Period;

             2.2.0.1.11. the Portfolio Yield for the preceding Due Period;

             2.2.0.1.12. the amount of Reallocated Class D Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

             2.2.0.1.13. the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest and the Class D Investor Interest as of the close of business on such Distribution Date;

             2.2.0.1.14. LIBOR on such Distribution Date;

             2.2.0.1.15. the Principal Funding Account Balance on the related Distribution Date;

             2.2.0.1.16. the Principal Shortfall;

             2.2.0.1.17. the Principal Funding Investment Proceeds transferred to the Collection Account on the related Distribution Date;

             2.2.0.1.18. the Principal Funding Investment Shortfall on the related Distribution Date;

             2.2.0.1.19. the amount of Class A Available Funds, Class B Available Funds, Class C Available Funds and Class D Available Funds on deposit in the Collection Account on the related Distribution Date;

             2.2.0.1.20. the Series Excess Funding Account Balance on the related Distribution Date;

             2.2.0.1.21. the Series Excess Funding Account Investment Proceeds transferred to the Collection Account on the related Distribution Date;

             2.2.0.1.22. the Series Excess Funding Account Investment Shortfall on the related Distribution Date;

             2.2.0.1.23. the amount on deposit in the Series Excess Funding Reserve Account and the Series Excess Funding Reserve Account Required Amount on the related Distribution Date; and

             2.2.0.1.24. such other items as are set forth in Exhibit C to this Supplement.

              2.2.0.2. Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1998, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1997-1 Certificateholders, as set forth in subclauses (i) and (ii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Certificateholder, together with such other customary information (consistent with the treatment of the Class A Certificates and the Class B Certificates as
         debt) as the Servicer deems necessary or desirable to enable the Series 1997-1 Certificateholders to prepare their tax returns. The Servicer will provide such information to the Trustee as soon as possible after January 1 of each calendar year. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

              SECTION 2.2.1. SERIES 1997-1 EARLY AMORTIZATION EVENTS. If any one of the following events shall occur with respect to the Investor Certificates:

              2.2.1.1. failure on the part of the Seller or the Originator (i) to make any payment or deposit required by the terms of (A) the Agreement, (B) this Supplement or (C) the Purchase Agreement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement, this Supplement (including, without limitation, the covenant of the Seller contained in Section 11 of this Supplement) or the Purchase Agreement, which failure has a material adverse effect on the Series 1997-1 Certificateholders (which determination shall be made without reference to the amount of the Class C Investor Interest or the Class D Investor Interest for such period) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and continues to affect materially and adversely the interests of the Series 1997-1 Certificateholders for such period (which determination shall be made without reference to the amount of the Class C Investor Interest or the Class D Investor Interest for such period);

              2.2.1.2. any representation or warranty made by the Seller or the Originator in the Agreement, this Supplement or the Purchase Agreement, or any information contained in a computer file or microfiche or written list required to be delivered by the Seller pursuant to Section
         2.1 or 2.6 or by the Originator pursuant to Section 1.1 or 2.4(e) of the Purchase Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and (ii) as a result of which the interests of the Series 1997-1 Certificateholders are materially and adversely affected (which determination shall be made without reference to the amount of the Class C Investor Interest or the Class D Investor Interest) and continue to be materially and adversely affected for such period; provided, however, that a Series 1997-1 Early Amortization Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

              2.2.1.3. the average Portfolio Yield for any three consecutive Due Periods is reduced to a rate which is less than the average Base Rate for such period;

              2.2.1.4. the Seller shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.6(a);

              2.2.1.5. any Servicer Default shall occur which would have a material adverse effect on the Class A or Class B Certificateholders;

              2.2.1.6. the Class A Investor Interest shall not be paid in full on the Class A Expected Final Payment Date;

              2.2.1.7. the failure on the part of an Interest Rate Cap Provider to make a Class A Cap Payment or a Class B Cap Payment, as applicable, in full within five calendar days of the date on which such Class A Cap Payment or Class B Cap Payment was due;

              2.2.1.8. the failure on the part of the Servicer (and the applicable Interest Rate Cap Provider pursuant to its obligations under the related Interest Rate Cap), within 30 calendar days of the withdrawal or reduction below A-1 in the unsecured, unguaranteed, short-term debt rating of an Interest Rate Cap Provider by Standard & Poor's or a withdrawal of or reduction below P-1 in the unsecured, unguaranteed, short-term debt rating of an Interest Rate Cap Provider by Moody's to (i) obtain a Replacement Interest Rate Cap with a replacement cap provider having terms substantially the same as the replaced Interest Rate Cap or (ii) enter into any other arrangement satisfactory to the applicable Rating Agency, such that the rating of Class A Certificates or Class B Certificates by the applicable Rating Agency will not be withdrawn or reduced; or

              2.2.1.9. on any Determination Date, the sum of (x) the amount, if any, distributed to the Investor Certificateholders pursuant to subsection 4.21(f) plus (y) the amount on deposit in the Series Excess Funding Account (after giving effect to all withdrawals and deposits to be made on such date) plus
         (2) the amount on deposit in the Excess Funding Account, to the extent, but only to the extent, such amount is held therein to maintain the Minimum Seller Interest with respect to Series 1997-1 exceeds 33-1/3% of the Initial Investor Interest.

then, in the case of any event described in subparagraph (a), (b), (e), (g) or
(h) after the applicable grace period set forth in such subparagraphs, either the Trustee or the Controlling Certificateholders by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an early amortization event (a "Series 1997-1 Early Amortization Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d), (f) or (i), a Series 1997-1 Early Amortization Event shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

              SECTION 2.2.2. SERIES 1997-1 TERMINATION. The right of the Investor Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date.

              SECTION 2.2.3. LIMITATIONS ON ADDITION OF ACCOUNTS. The Seller agrees that it shall not designate any Additional Accounts pursuant to subsection 2.6(b) unless on or prior to the related Addition Date, the Seller shall have provided the Class C Certificateholders with an Officer's Certificate certifying that such designation of such Additional Accounts will not, as of the related Addition Date, (x) be reasonably expected by the Seller to result in a reduction or withdrawal by either Rating Agency of its rating for the Series 1997-1 Certificates, (y) cause a Series 1997-1 Early Amortization Event, or
         (z) be reasonably expected by the Seller to materially adversely affect in any manner the timing or amount of payments to the Class C Certificateholders.

              SECTION 2.2.4. RATIFICATION OF AGREEMENT. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

              SECTION 2.2.5. COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

              SECTION 2.2.6. GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

              SECTION 2.2.7. NO PETITION.

              2.2.7.1. The Seller, the Servicer and the Trustee, by entering into this Supplement and each Investor Certificateholder, by accepting an Investor Certificate, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, the Agreement or this Supplement.

              2.2.7.2. The Servicer and the Trustee, by entering into this Supplement and each Investor Certificateholder, by accepting a Series Investor Certificate, hereby covenant and agree that they will not at any time institute against the Seller, or join in any institution against the Seller of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, the Agreement or this Supplement.

              SECTION 2.2.8. TAX REPRESENTATION AND COVENANT. Notwithstanding
         Section 6.3 of the Pooling and Servicing Agreement, Seller shall not execute, and the Transfer Agent and Registrar shall not register the transfer of, (i) any Class C Certificate, if after giving effect to the execution or transfer of such Class Certificate, there would be more than 10 Private Holders of Class C Certificates or (ii) any Class D Certificate, if after giving effect to the execution or transfer of such Class D Certificate, there would be more than 3 Private Holders of Class D Certificates. For purposes of this Supplement and the Pooling Agreement, each Holder of a Class C Certificate or a Class D Certificate shall be a "Private Holder."

              SECTION 2.2.9. CERTAIN TAX RELATED AMENDMENTS. In addition to any other provisions relating to amendments in either the Agreement or this Supplement, this Supplement may be amended by the Seller without the consent of the Servicer, Trustee or any Investor Certificateholder if the Seller provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor Certificateholder; provided, however, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified.

              IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 1997-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                       CHARMING SHOPPES RECEIVABLES
                                       CORP.,
                                        Seller



                                       By:
                                            Name:
                                            Title:



                                       SPIRIT OF AMERICA NATIONAL BANK,
                                        Servicer



                                       By:
                                            Name:
                                            Title:



                                       FIRST UNION NATIONAL BANK,
                                        Trustee



                                       By:
                                            Name:
                                            Title:

                                                                     EXHIBIT A-1

                          FORM OF CLASS A CERTIFICATE

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW):

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR THAT IS DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (A "BENEFIT PLAN"). BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN. BY ACQUIRING ANY INTEREST IN THIS CERTIFICATE, THE APPLICABLE CERTIFICATE OWNER OR OWNERS SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT OR THEY ARE NOT BENEFIT PLANS.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. __  $__________
                                                           CUSIP No. 1161137 AB0

                         CHARMING SHOPPES MASTER TRUST
         FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 1997-1, CLASS A

                  Each $1,000 minimum denomination represents
                     a 1/83,500th Undivided Interest in the
                   Charming Shoppes Master Trust Series 1997-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                     (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank,
               Charming Shoppes, Inc. or any Affiliate thereof.)

              This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class B Certificates, the Class C Certificates and Class D Certificates and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 (the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America National Bank, as Servicer, and First Union National Bank, as Trustee (the "Trustee").

              The Series 1997-1 Certificates are issued in four classes, the Class A Certificates (of which this certificate is one), the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, the Class C Certificates, which are subordinated to the Class A Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, and the Class D Certificates, which are subordinated to the Class A Certificates, the Class B Certificates and the Class C Certificates in certain rights of payments as described herein and in the Pooling and Servicing Agreement.

              The Seller has structured the Pooling and Servicing Agreement and the Class A Certificates with the intention that the Class A Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class A Certificateholder (or Certificate Owner with respect to a Class A Certificate (a "Class A Certificate Owner")) by acceptance of its Class A Certificate (or in the case of a Class A Certificate Owner, by virtue of such Class A Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Class A Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class A Certificateholder agrees that it will cause any Class A Certificate Owner acquiring an interest in a Class A Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

              To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

              The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled "Charming Shoppes Master Trust, Floating Rate Asset Backed Certificates, Series 1997-1, Class A" (the "Class A Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class A Certificate-holders. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest at such time. "Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Series Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed prior to such date of determination; provided, however, that the Class A Investor Interest may not be reduced below zero. The Class A Initial Series Investor Interest is $56,000,000. In addition to the Series 1997-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

              This Class A Certificate does not represent an obligation of, or an interest in, the Seller or the Servicer, and neither the Class A Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

              The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

              As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

              The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

              Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class A Certificate to be duly executed under its official seal.

                                       CHARMING SHOPPES RECEIVABLES CORP.



                                       By:
                                             Authorized Officer


[Seal]

Attested to:


By:
     Assistant Secretary


Date: _____ __, 1997



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                       FIRST UNION NATIONAL BANK,
                                        Trustee



                                       By:
                                             Authorized Officer

                                                                     EXHIBIT A-2

                          FORM OF CLASS B CERTIFICATE

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR THAT IS DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (A "BENEFIT PLAN"). BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN. BY ACQUIRING ANY INTEREST IN THIS CERTIFICATE, THE APPLICABLE CERTIFICATE OWNER OR OWNERS SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT OR THEY ARE NOT BENEFIT PLANS.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Charming Shoppes Receivables Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. __   $__________
                                                             CUSIP No.161137 AC8

                         CHARMING SHOPPES MASTER TRUST

         FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 1997-1, CLASS B

                  Each $1,000 minimum denomination represents
                     a 1/83,500th Undivided Interest in the
                  Charming Shoppes Master Trust Series 1997-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                     (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank,
               Charming Shoppes, Inc. or any Affiliate thereof.)

              This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the benefits of the subordination of the Class C Certificates and the Class D Certificate and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 (the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America National Bank, as Servicer, and First Union National Bank, as Trustee (the "Trustee").

              The Series 1997-1 Certificates are issued in four classes, the Class A Certificates, the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, the Class C Certificates, which are subordinated to the Class A Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, and the Class D Certificates, which are subordinated to the Class A Certificates, the Class B Certificates and the Class C Certificates in certain rights of payments as described herein and in the Pooling and Servicing Agreement.

              The Seller has structured the Pooling and Servicing Agreement and the Class B Certificates with the intention that the Class B Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Class B Certificateholder (or Certificate Owner with respect to a Class B Certificate (a "Class B Certificate Owner")) by acceptance of its Class B Certificate (or in the case of a Class B Certificate Owner, by virtue of such Class B Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the

Class B Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class B Certificateholder agrees that it will cause any Class B Certificate Owner acquiring an interest in a Class B Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

              To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

              The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled "Charming Shoppes Master Trust, Floating Rate Asset Backed Certificates, Series 1997-1, Class B" (the "Class B Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class B Certificate-holders. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Investor Interest at such time. "Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates minus (d) the aggregate amount of Reallocated Class B Principal Collections allocated on all prior Distribution Dates for which the Class C Investor Interest or the Class D Investor Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Distribution Dates pursuant to Section 4.10 of the Pooling and Servicing Agreement and plus (f) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Investor Interest may not be reduced below zero. The Class B Initial Series Investor Interest is $8,500,000. In addition to the Series 1997-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued

Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

              This Class B Certificate does not represent an obligation of, or an interest in, the Seller or the Servicer, and neither the Class B Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class B Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

              The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

              As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

              The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

              Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

              IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class B Certificate to be duly executed under its official seal.

                                       CHARMING SHOPPES RECEIVABLES CORP.



                                       By:
                                             Authorized Officer


[Seal]

Attested to:


By:
     Assistant Secretary


Date: _______ __, 1997



                         CERTIFICATE OF AUTHENTICATION

              This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                       FIRST UNION NATIONAL BANK,
                                        Trustee



                                       By:
                                             Authorized Officer

                                                                     EXHIBIT A-3

                          FORM OF CLASS C CERTIFICATE

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR THAT IS DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (A "BENEFIT PLAN"). BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN. BY ACQUIRING ANY INTEREST IN THIS CERTIFICATE, THE APPLICABLE CERTIFICATE OWNER OR OWNERS SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT OR THEY ARE NOT BENEFIT PLANS.

         NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 10 PRIVATE HOLDERS OF CLASS C CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) "SECONDARY MARKET" OR "SUBSTANTIAL EQUIVALENT THEREOF" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATIONS THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH

INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT (DEFINED BELOW).


                                                             CUSIP No.161137 AD6

                         CHARMING SHOPPES MASTER TRUST
         FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 1997-1, CLASS C

                  Each $1,000 minimum denomination represents
                     a 1/83,500th Undivided Interest in the
                  Charming Shoppes Master Trust Series 1997-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                     (Not an interest in or obligation of,
 Charming Shoppes Receivables Corp., Spirit of America National Bank, Charming
                    Shoppes, Inc. or any Affiliate thereof.)

              This certifies that ______________ (the "Class C Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the subordination of the Class D Certificate and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 (the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America National Bank, as Servicer, and First Union National Bank, as Trustee (the "Trustee").

              The Series 1997-1 Certificates are issued in four classes, the Class A Certificates, the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, the Class C Certificates (of which this certificate is one), which are subordinated to the Class A Certificates and the Class B Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, and the Class D Certificates, which are subordinated to the Class A Certificates, the Class B Certificates and the Class C Certificates in certain rights of payments as described herein and in the Pooling and Servicing Agreement.

              To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class C Certificateholder by virtue of the acceptance hereof assents and by which the Class C Certificateholder is bound.

              The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled "Charming Shoppes Master Trust, Floating Rate Asset Backed Certificates, Series 1997-1, Class C" (the "Class C Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class C Certificateholders. The aggregate interest represented by the Class C Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class C Investor Interest at such time. "Class C Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class C Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates minus (d) the aggregate amount of Reallocated Class C Principal Collections allocated on all prior Distribution Dates for which the Class D Investor Interest has not been reduced, minus (e) an amount equal to the amount by which the Class C Investor Interest has been reduced on all prior Distribution Dates pursuant to Section 4.10 of the Pooling and Servicing Agreement and plus (f) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class C Investor Interest may not be reduced below zero. The Class C Initial Series Investor Interest is $9,500,000. In addition to the Series 1997-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

              This Class C Certificate does not represent an obligation of, or an interest in, the Seller or the Servicer, and neither the Class C Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class C Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

              The transfer of this Class C Certificate shall be registered in the Certificate Register upon surrender of this Class C Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class C Certificateholder or such Class C Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

              As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and in the Class C Purchase Agreement, Class C Certificates are exchangeable for new Class C Certificates evidencing like aggregate Undivided Interests, as requested by the Class C Certificateholder surrendering such Class C Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

              The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

              Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class C Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

              IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class C Certificate to be duly executed under its official seal.


                                       CHARMING SHOPPES RECEIVABLES CORP.



                                       By:
                                             Authorized Officer

[Seal]

Attested to:

By:
     Assistant Secretary


Date: _______ __, 1997


                         CERTIFICATE OF AUTHENTICATION

              This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                       FIRST UNION NATIONAL BANK,
                                        Trustee



                                       By:
                                             Authorized Officer

                                                                     EXHIBIT A-4

                          FORM OF CLASS D CERTIFICATE

No. __  $__________


                         CHARMING SHOPPES MASTER TRUST
             FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 1997-1,
                              CLASS D CERTIFICATE

              THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR THAT IS DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (A "BENEFIT PLAN"). BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN. BY ACQUIRING ANY INTEREST IN THIS CERTIFICATE, THE APPLICABLE CERTIFICATE OWNER OR OWNERS SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT OR THEY ARE NOT BENEFIT PLANS.

         NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTOR OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 3 PRIVATE HOLDERS OF CLASS D CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH
         (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR

         SELL QUOTATIONS OR (II) "SECONDARY MARKET" OR "SUBSTANTIAL EQUIVALENT THEREOF" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTEREST IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT (DEFINED BELOW).

                  Each $1,000 minimum denomination represents
                     a 1/83,500th Undivided Interest in the
                  Charming Shoppes Master Trust Series 1997-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables acquired by Charming Shoppes Receivables Corp. and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                     (Not an interest in or obligation of,
      Charming Shoppes Receivables Corp., Spirit of America National Bank,
               Charming Shoppes, Inc. or any Affiliate thereof.)

              This certifies that ____________ (the "Class D Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of credit card receivables (the "Receivables") now existing or hereafter created under credit card accounts (the "Accounts") of Spirit of America National Bank, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 (the "Pooling and Servicing Agreement"), by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America National Bank, as Servicer, and First Union National Bank, as Trustee (the "Trustee").

              The Series 1997-1 Certificates are issued in four classes, the Class A Certificates, the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement, the Class C Certificates, which are subordinated to the Class A Certificates and the Class B Certificates in certain rights of payment as described herein, and in the Pooling and Servicing Agreement, and the Class D Certificates (of which this certificate is one), which are subordinated to the Class A Certificates, the Class B Certificates and the Class C Certificates in certain rights of payments as described herein, and in the Pooling and Servicing Agreement.

              To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class D Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class D Certificateholder by virtue of the acceptance hereof assents and by which the Class D Certificateholder is bound.

              The Receivables consist of Principal Receivables which arise from the purchase of goods and services and of Finance Charge Receivables which arise generally from periodic rate finance charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement. The Trust corpus consists of the Receivables now existing in the Accounts or hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of the Receivables and Recoveries and Insurance Proceeds relating thereto, and such funds as from time to time are deposited in the Collection Account. This Certificate is one of a series of Certificates entitled "Charming Shoppes Master Trust, Floating Rate Asset Backed Certificates, Series 1997-1, Class D Certificates" (the "Class D Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be deposited in the Collection Account or paid to the Class D Certificateholders. The aggregate interest represented by the Class D Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class D Investor Interest at such time. "Class D Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class D Series Initial Interest, minus (b) the aggregate amount of principal payments made to the holders of the Class D Certificates prior to such date, minus (c) the aggregate amount of Class D Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class D Principal Collections allocated, (b) and
(c) on all prior Distribution Dates, minus (e) an amount equal to the amount by which the Class D Investor Interest has been reduced on all prior Distribution Dates pursuant to Section 4.10 of the Pooling and Servicing Agreement, and plus
(f) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c),
(d) and (e); provided further, however, that the Class D Interest may not be reduced below zero. The Class D Initial Investor Interest is $9,500,000. In addition to the Series 1997-1 Certificates, an Exchangeable Seller Certificate will be reissued to the Seller pursuant to the Pooling and Servicing Agreement, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust or Series of Receivables Purchase Interests sold by the Trust. The Exchangeable Seller Certificate may be exchanged by the Seller pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Seller Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

              This Class D Certificate does not represent an obligation of, or an interest in, the Seller or the Servicer, and neither the Class D Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class D Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth in the Pooling and Servicing Agreement.

              The transfer of this Class D Certificate shall be registered in the Certificate Register upon surrender of this Class D Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class D Certificateholder or such Class D Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class D Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

              As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class D Certificates are exchangeable for new Class D Certificates evidencing like aggregate Undivided Interests, as requested by the Class D Certificateholder surrendering such Class D Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

              The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class D Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

              Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class D Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

              IN WITNESS WHEREOF, Charming Shoppes Receivables Corp. has caused this Class D Certificate to be duly executed under its official seal.


                                       CHARMING SHOPPES RECEIVABLES CORP.



                                       By:
                                             Authorized Officer


[Seal]

Attested to:


By:
     Assistant Secretary


Date:  _______ __, 1997


                         CERTIFICATE OF AUTHENTICATION

              This is one of the Class D Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                       FIRST UNION NATIONAL BANK,
                                        Trustee



                                       By:
                                             Authorized Officer

                                                                       EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                           NOTIFICATION TO THE TRUSTEE


                        SPIRIT OF AMERICA NATIONAL BANK



                         CHARMING SHOPPES MASTER TRUST

                                 SERIES 1997-1



         The undersigned, a duly authorized representative of Spirit of America National Bank ("Spirit"), as Servicer pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 (the "Pooling and Servicing Agreement") by and among Charming Shoppes Receivables Corp., as Seller, Spirit and First Union National Bank, as trustee (the "Trustee"), does hereby certify as follows:

                 2.2.9.0.0.1. Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this notice is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This notice is delivered pursuant to Section
         4.9 of the Pooling and Servicing Agreement.

                 2.2.9.0.0.2. Spirit is the Servicer under the Pooling and Servicing Agreement.

                 2.2.9.0.0.3. The undersigned is a Servicing Officer.

                 2.2.9.0.0.4. The date of this notice is a Determination Date under the Pooling and Servicing Agreement.

3.       INSTRUCTION TO MAKE A WITHDRAWAL

         The Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account, the Principal Funding Account and the Series Excess Funding Reserve Account on ______________ __, _____, which date is a Distribution Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with Section 3 of the Series 1997-1 Supplement, as applicable and Section 4.9 of the Pooling and Servicing Agreement, as applicable:

         3.0.0.0.0.1. Pursuant to subsection 4.9(a)(i):

                 3.0.0.0.0.1.1. Class A Monthly Interest at
                         the Class A Certificate Rate
                         on the Class A Investor Interest          $
                                                                   --------

                 3.0.0.0.0.1.2. Class A Deficiency Amount          $
                                                                   --------

                 3.0.0.0.0.1.3. Class A Additional Interest        $
                                                                   --------

         3.0.0.0.0.2. Pursuant to subsection 4.9(a)(ii):

                 3.0.0.0.0.2.1. Class A Servicing Fee              $
                                                                   --------

                 3.0.0.0.0.2.2. Accrued and unpaid Class A
                         Servicing Fee                             $
                                                                   --------

         3.0.0.0.0.3. Pursuant to subsection 4.9(a)(iii):

                 3.0.0.0.0.3.1. Class A Investor Loss Amount       $
                                                                   --------

         3.0.0.0.0.4. Pursuant to subsection 4.9(a)(iv):

                 3.0.0.0.0.4.1. Portion of Excess Spread from
                         Class A Available Funds to be
                         allocated and distributed as
                         provided in Section 4.11                  $
                                                                   --------

         3.0.0.0.0.5. Pursuant to subsection 4.9(b)(i):

                 3.0.0.0.0.5.1. Class B Monthly Interest at the
                         Class B Certificate Rate on the
                         Class B Investor Interest                 $
                                                                   --------

                 3.0.0.0.0.5.2. Class B Deficiency Amount          $
                                                                   --------

                 3.0.0.0.0.5.3. Class B Additional Interest        $
                                                                   --------

         3.0.0.0.0.6. Pursuant to subsection 4.9(b)(ii):

                 3.0.0.0.0.6.1. Class B Servicing Fee              $
                                                                   --------

                 3.0.0.0.0.6.2. Accrued and unpaid Class B
                         Servicing Fee                             $
                                                                   --------

         3.0.0.0.0.7. Pursuant to subsection 4.9(b)(iii):

                 3.0.0.0.0.7.1. Class B Investor Loss Amount       $
                                                                   --------

         3.0.0.0.0.8. Pursuant to subsection 4.9(b)(iv):

                 3.0.0.0.0.8.1. Portion of Excess Spread from
                         Class B Available Funds to be
                         allocated and distributed as
                         provided in Section 4.11                  $
                                                                   --------

         3.0.0.0.0.9. Pursuant to subsection 4.9(c)(i):

                 3.0.0.0.0.9.1. Class C Servicing
                         Fee                                       $
                                                                   --------

                 3.0.0.0.0.9.2. Accrued and unpaid Class C
                         Servicing Fee, if applicable              $
                                                                   --------

         3.0.0.0.0.10. Pursuant to subsection 4.9(c)(ii):

                 3.0.0.0.0.10.1. Portion of Excess Spread from
                         Class C Available Funds to
                         be allocated and distributed as
                         provided in Section 4.11                  $
                                                                   --------

         3.0.0.0.0.11. Pursuant to subsection 4.9(d)(i):

                 3.0.0.0.0.11.1. Class D Servicing Fee

                 3.0.0.0.0.11.2. Accrued and unpaid Class D
                         Servicing Fee, if applicable              $
                                                                   --------

         3.0.0.0.0.12. Pursuant to subsection 4.9(d)(ii):

                 3.0.0.0.0.12.1. Portion of Excess Spread from
                         Class D Available Funds to be
                         allocated and distributed as
                         provided in Section 4.11                  $
                                                                   --------

                         Total                                     $
                                                                   ========

         3.0.0.0.0.13. Pursuant to subsection 4.9(e)(i):

                 3.0.0.0.0.13.1. Amount to be applied pursuant
                         to Class C Purchase Agreement             $
                                                                   --------

         3.0.0.0.0.14. Pursuant to subsection 4.9(e)(ii):

                 3.0.0.0.0.14.1. Amount to be treated as Shared
                         Excess Principal Collections              $
                                                                   --------

         3.0.0.0.0.15. Pursuant to subsection 4.9(e)(iii):

                 3.0.0.0.0.15.1. Amount to be paid to the Holder
                         of the Exchangeable Seller's
                         Certificate                               $
                                                                   --------

         3.0.0.0.0.16. Pursuant to subsection 4.9(f)(i):

                 3.0.0.0.0.16.1. Class A Monthly Principal         $
                                                                   --------

         3.0.0.0.0.17. Pursuant to subsection 4.9(f)(ii):

                 3.0.0.0.0.17.1. Class B Monthly Principal         $
                                                                   --------

         3.0.0.0.0.18. Pursuant to subsection 4.9(f)(iii):

                 3.0.0.0.0.18.1. Class C Monthly Principal to be
                         applied in accordance with the
                         Class C Purchase Agreement                $
                                                                   --------

         3.0.0.0.0.19. Pursuant to subsection 4.9(f)(iv):

                 3.0.0.0.0.19.1. Class D Monthly Principal         $
                                                                   --------

         3.0.0.0.0.20. Pursuant to subsection 4.9(f)(v):

                 3.0.0.0.0.20.1. Amount to be applied pursuant
                         to Class C Purchase Agreement             $
                                                                   --------

         3.0.0.0.0.21. Pursuant to subsection 4.9(f)(vi):

                 3.0.0.0.0.21.1. Amount to be treated as Shared
                         Excess Principal Collections              $
                                                                   --------

         3.0.0.0.0.22. Pursuant to subsection 4.9(f)(vii):

                 3.0.0.0.0.22.1. Amount to be paid to the Holder
                         of the Exchangeable Seller's
                         Certificate                               $
                                                                   --------

                         Total                                     $
                                                                   ========

         3.0.0.0.0.23. Pursuant to subsection 4.9(g):

                 3.0.0.0.0.23.1. Amount to be withdrawn from
                         the Principal Funding Account
                         and deposited into the
                         Distribution Account                      $
                                                                   --------

         3.0.0.0.0.24. Pursuant to Section 4.14:

                 3.0.0.0.0.24.1. Amount of Shared Excess Finance
                         Charge Collections to be withdrawn
                         from the Collection Account to be
                         allocated to Series 1997-1 and
                         distributed as provided in
                         Section 4.11.                             $
                                                                   --------

         3.0.0.0.0.25. Pursuant to Section 4.17(c):

                 3.0.0.0.0.25.1. Principal Funding Investment
                         Proceeds                                  $
                                                                   --------
         3.0.0.0.0.26. Pursuant to Section 4.21(b):

                 3.0.0.0.0.26.1. Amount of investment income
                         earned on Series Excess Funding Account   $
                                                                   --------

         3.0.0.0.0.27. Pursuant to Section 4.21(d):

         3.0.0.0.0.28. Pursuant to Section 4.21(e):

                 3.0.0.0.0.28.1. Amount treated as Shared
                         Principal Collections                     $
                                                                   --------

                 3.0.0.0.0.28.2. Amount to be paid to Holder of
                         Exchangeable Seller Certificate           $
                                                                   --------

         3.0.0.0.0.29. Pursuant to Section 4.21(f):

                 3.0.0.0.0.29.1. Amount to be distributed as
                         principal to holders of Investor
                         Certificates                              $
                                                                   --------

                         (a)  amount distributable to
                              Class A Certificateholders           $
                                                                   --------

                         (b)  amount distributable to
                              Class B Certificateholders           $
                                                                   --------

                         (c)  amount distributable to
                              Class C Certificateholders           $
                                                                   --------

                         (d)  amount distributable to
                              Class D Certificateholders           $
                                                                   --------

                 3.0.0.0.0.29.2. Amount of Principal Shortfalls    $
                                                                   --------

         3.0.0.0.0.30. Pursuant to Section 4.22(b):

                 3.0.0.0.0.30.1. Amount of investment income
                         earned on Series Excess Funding
                         Reserve Account in excess of
                         Series Excess Funding Reserve
                         Account Required Amount                   $
                                                                   --------

         3.0.0.0.0.31. Pursuant to Section 4.22(d):

                 3.0.0.0.0.31.1. Series Excess Funding
                         Reserve Draw Amount                       $
                                                                   --------

         3.0.0.0.0.32. Pursuant to Section 4.22(e):

                 3.0.0.0.0.32.1. Series Excess Funding
                         Reserve Account Surplus                   $
                                                                   --------

4.       INSTRUCTION TO MAKE CERTAIN PAYMENTS

         Pursuant to Section 4.9 of the Pooling and Servicing Agreement, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.1 from the Collection Account on __________ __, ____, which date is a Distribution Date under the Pooling and Servicing Agreement:

              4.0.1.   AMOUNT TO BE DISTRIBUTED TO
                       Class A Certificateholders            $

              4.0.2.   AMOUNT TO BE DISTRIBUTED TO
                       Class B Certificateholders            $

              4.0.3.   AMOUNT TO BE DISTRIBUTED TO THE
                       Class D Certificateholders            $

5.       APPLICATION OF EXCESS SPREAD

         Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Due Period and to make the following distributions in the following priority:

         A.   The amount equal to the Class A
              Required Amount, if any, which will
              be used to fund the Class A Required
              Amount and be applied in accordance
              with, and in the priority set forth
              in subsection 4.9(a)                         $

         B.   The amount equal to the aggregate
              amount of Class A Investor
              Charge-Offs which have not been
              previously reimbursed (after giving
              effect to the allocation on such
              Distribution Date of certain other
              amounts applied for that purpose)
              which will be treated as a portion
              of Investor Principal Collections            $

         C.   The amount equal to the Class B
              Required Amount, if any, which

              will be used to fund the Class B
              Required Amount and be applied first
              in accordance with, and in the priority
              set forth in, subsection 4.9(b)              $

         D.   The amount equal to the aggregate
              amount by which the Class B Investor
              Interest has been reduced below the
              initial Class B Series Investor
              Interest for reasons other than the
              payment of principal to the Class B
              Certificateholders (but not in
              excess of the aggregate amount of
              such reductions which have not been
              previously reimbursed) which will be
              treated as a portion of Available
              Principal Collection                         $

         E.   The amount equal to the aggregate
              amount of accrued but unpaid Class C
              Servicing Fee (after giving affect
              to the application of Class C
              Available Funds thereto pursuant to
              Section 4.9)                                 $

         F.   The amount equal to the Class C
              Monthly Interest plus the amount of
              any past due Class C Monthly
              Interest which will be paid to the
              Class C Holder for application in
              accordance with the Class C Purchase
              Agreement                                    $

         G.   The amount equal to the Class C
              Investor Loss Amount, if any, for
              the prior Due Period which will be
              treated as a portion of Available
              Principal Collections                        $

         H.   The amount equal to the aggregate
              amount by which the Class C Investor
              Interest has been reduced

              below the initial Class C Investor
              Interest for reasons other than the
              payment of principal to the Class C
              Investor Holder (but not in excess
              of the aggregate amount of such
              reductions which have not been
              previously reimbursed) which will be
              treated as a portion of Available
              Principal Collections                        $

         I.   The amount up to the excess, if any,
              of the Series Excess Funding Account
              Required Amount over the amount on
              deposit in the Series Excess Funding
              Reserve Account which shall be
              deposited into the Series Excess
              Funding Reserve Account                      $

         J.   The amount equal to the aggregate
              amount of any other amounts then due
              to the Class C Certificateholders
              out of Excess Spread and Shared
              Excess Finance Charge Collections
              allocated to Series 1997-1 pursuant
              to the Class C Purchase Agreement to
              be distributed to the Class C
              Certificateholders for application
              in accordance with the Class C
              Purchase Agreement                           $

         K.   The amount equal to the aggregate
              amount of accrued but unpaid Class D
              Servicing Fees which will be paid to
              the Servicer (after giving effect to
              the application of Class D Available
              Funds thereto pursuant to Section
              4.9)                                         $

         L.   The amount equal to the Class D
              Monthly Interest plus the amount of
              any past due Class D Monthly
              Interest which will be paid to the
              Class D Certificateholders                   $

         M.   The amount equal to the Class D
              Investor Loss Amount, if any, for
              the prior Due Period which will be
              treated as a portion of Available
              Principal Collections                        $

         N.   The amount equal to the aggregate
              amount by which the Class C Investor
              Interest has been reduced below the
              initial Class D Investor Interest
              for reasons other than the payment
              of principal to the Class D
              Certificateholders (but not in
              excess of the aggregate amount of
              such reductions which have not been
              previously reimbursed) which will be
              treated as a portion of Available
              Principal Collections                        $

         O.   The balance, if any, after giving
              effect to the payments made pursuant
              to subparagraphs (A) through (N)
              above to be applied as Shared Excess
              Finance Charge Collections for such
              Distribution Date                            $


6.       REALLOCATED PRINCIPAL COLLECTIONS

         Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Collection Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Due Period in the following amounts:

A.       Reallocated Class D
         Principal Collections                             $

B.       Reallocated Class C Principal                     $
         Collections

C.       Reallocated Class B Principal
         Collections                                       $

7.       ACCRUED AND UNPAID AMOUNTS

         After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Due Periods preceding the current calendar month

A.       Subsections 4.9(a)(i) and (b)(i):

         (1)      The aggregate amount of the
                  Class A Deficiency Amount                $

         (2)      The aggregate amount of
                  Class B Deficiency Amount                $

B.       Subsections 4.9(a)(ii) and (b)(ii):

         (1)      The aggregate amount of all
                  accrued and unpaid Class A
                  Servicing Fee                            $

         (2)      The aggregate amount of all
                  accrued and unpaid Class B
                  Servicing Fee                            $

C.       Section 4.10:

         (1)      The aggregate amount of all
                  unreimbursed Class A Investor
                  Charge-Offs                              $

         (2)      The aggregate amount of all
                  unreimbursed Class B Investor
                  Charge-Offs                              $

         (3)      The aggregate amount of all
                  unreimbursed Class C Investor
                  Charge-Offs                              $

         (4)      The aggregate amount of all
                  unreimbursed Class D Investor
                  Charge-Offs                              $

                  IN WITNESS WHEREOF, the undersigned has duly executed this certificate this __ day of _______, ____.

                                       SPIRIT OF AMERICA NATIONAL BANK,
                                         Servicer

                                       By:___________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT C

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 Series 1997-1

                        SPIRIT OF AMERICA NATIONAL BANK



                         CHARMING SHOPPES MASTER TRUST

         Under Section 5.2 of the Series 1997-1 Supplement dated as of November 25, 1997 (the "Series 1997-1 Supplement", and together with the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, the "Pooling and Servicing Agreement") by and among Charming Shoppes Receivables Corp., as Seller, Spirit of America National Bank ("Spirit"), as Servicer, and First Union National Bank, as Trustee, Spirit, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1997-1 Certificateholders and the performance of the Charming Shoppes Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of _______, ______ and with respect to the performance of the Trust during the month of _________, ______ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

         7.0.1.   THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of Class A
                  Monthly Principal ..................        $________

         7.0.2.   THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of Class B
                  Monthly Principal ..................        $________

         7.0.3.   THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of
                  Class C Monthly Principal ..........        $________

         7.0.4.   THE AMOUNT OF THE CURRENT MONTHLY

                  distribution in respect of
                  Class D Monthly
                  Principal ..........................        $________

         7.0.5.   THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of Class A
                  Monthly Interest ...................        $________

         7.0.6.   THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of Class A
                  Deficiency Amounts .................        $________

         7.0.7.   THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of Class A
                  Additional Interest ................        $________

         7.0.8.   THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of Class B
                  Monthly Interest ...................        $________

         7.0.9.   THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of Class B
                  Deficiency Amounts .................        $________

         7.0.10.  THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of Class B
                  Additional Interest ................        $________

         7.0.11.  THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of
                  Class C Monthly Interest ...........        $________

         7.0.12.  THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of any
                  accrued and unpaid Class C
                  Deficiency Amounts .................        $________

         7.0.13.  THE AMOUNT OF THE CURRENT MONTHLY
                  distribution in respect of
                  Class D Monthly Interest ................   $________

B.       Information Regarding the Performance of the Trust

         7.0.14.  COLLECTION OF PRINCIPAL RECEIVABLES

                  7.0.14.1. The aggregate amount of
                            Collections of Principal
                            Receivables processed
                            during the related Due
                            Period which were allocated
                            in respect of the Class A
                            Certificates ..................   $________

                  7.0.14.2. The aggregate amount of
                            Collections of Principal
                            Receivables processed
                            during the related Due
                            Period which were allocated
                            in respect of the Class B
                            Certificates ..................   $________

                  7.0.14.3. The aggregate amount of
                            Collections of Principal
                            Receivables processed
                            during the related Due
                            Period which were allocated
                            in respect of the Class C
                            Certificates ..................   $________

                  7.0.14.4. The aggregate amount of
                            Collections of Principal
                            Receivables during the
                            related Due Period which
                            were allocated in respect
                            of the Class D Certificates ...   $________

         7.0.15.  PRINCIPAL RECEIVABLES IN THE TRUST

                  7.0.15.1. The aggregate amount of Principal
                            Receivables in the Trust as of
                            the end of the day on the last

                             day of the preceding Due
                             Period ........................  $________

                  7.0.15.2.  The Excess Funding Amount
                             (the aggregate amount on
                             deposit in the Excess Funding
                             Account) as of the end of the
                             day on the last day of the
                             preceding Due Period ..........  $________

                  7.0.15.3.  The Series Investor Interest
                             as of the last day of the
                             preceding Due Period ..........  $________

                  7.0.15.4.  The Floating Allocation
                             Percentage with respect
                             to the related Due
                             Period ........................     ______%

                  7.0.15.5.  The Class A Floating
                             Allocation with respect
                             to the related Due
                             Period ........................     ______%

                  7.0.15.6.  The Class B Floating
                             Allocation with respect
                             to the related Due
                             Period ........................     ______%

                  7.0.15.7.  The Class C Floating
                             Allocation with respect to
                             the related Due
                             Period ........................     ______%

                  7.0.15.8   The Class D Floating
                             Allocation with respect
                             to the related Due Period .....     ______%

                  7.0.15.9.  The Principal Allocation
                             Percentage with respect to
                             the related Due Period ........     ______%

                  7.0.15.10. The Class A Fixed Allocation
                             with respect to the related
                             Due Period ....................     ______%

                  7.0.15.11. The Class B Fixed Allocation
                             with respect to the related
                             Due Period ....................     ______%

                  7.0.15.12. The Class C Fixed
                             Allocation with respect
                             to the related Due
                             Period ........................     ______%

                  7.0.15.13. The Class D Fixed
                           Allocation with respect
                           to the related Due Period .......     ______%

         7.0.16.  DELINQUENT BALANCES

                  The aggregate amount of outstanding balances in the Accounts which were delinquent as of the day on the last day of the preceding Due Period:

                                                              Aggregate
                                                              Account
                                                              Balance
                                                              -------

  (a)  30-59 days ....................................        $_______
  (b)  60-89 days ....................................        $_______
  (c)  90-119 days ...................................        $_______
  (d) 120 or more days ...............................        $_______

                                        Total:                $_______


         7.0.17.  INVESTOR LOSS AMOUNT

                  7.0.17.1. The Investor Loss
                            Amount for the related
                            Due Period ...............        $

                  7.0.17.2. The Class A Investor
                            Loss Amount for the
                            related Due Period .......        $

                  7.0.17.3. The Class B Investor
                            Loss Amount for the
                            related Due Period .......        $

                  (d)       The Class C Investor Loss
                            Amount for the related
                            Due Period ....................   $

                  (e)       The Class D Investor
                            Loss Amount for the related
                            Due Period ....................   $

         7.0.18.  INVESTOR CHARGE OFFS

                  7.0.18.1. The aggregate amount of
                            Class A Investor Charge
                            Offs for the related
                            Due Period ....................   $

                  7.0.18.2. The aggregate amount of
                            Class A Investor Charge
                            Offs set forth in 5(a)
                            above per $1,000 of
                            original certificate
                            principal amount ..............   $

                  7.0.18.3. The aggregate amount of
                            Class B Investor Charge
                            Offs for the related
                            Due Period ....................   $

                  7.0.18.4. The aggregate amount of
                            Class B Investor Charge
                            Off set forth in 5(c)
                            above per $1,000 of original
                            certificate principal
                            amount ........................   $

                  7.0.18.5. The aggregate amount of
                            Class C Investor Charge Offs
                            for the related Due
                            Period ........................   $

                  7.0.18.6. The aggregate amount of
                            Class C Investor Charge
                            Offs set forth in 5(e)
                            above per $1,000 of original
                            certificate principal amount ..   $

                  7.0.18.7.  The aggregate amount of
                             Class D Investor
                             Charge Offs for the
                             related Due Period ...........   $

                  7.0.18.8.  The aggregate amount of
                             Class D Investor
                             Charge Offs set forth
                             in 5(e) above per $1,000
                             of original certificate
                             principal amount .............   $

                  7.0.18.9.  The aggregate amount of
                             Class A Investor Charge
                             Offs reimbursed on this
                             Distribution Date ............   $

                  7.0.18.10. The aggregate amount of
                             Class A Investor Charge
                             Offs set forth in 5(i)
                             above per $1,000 original
                             certificate principal
                             amount reimbursed on this
                             Distribution Date ............   $

                  7.0.18.11. The aggregate amount of
                             Class B Investor Charge
                             Offs reimbursed on this
                             Distribution Date ............   $

                  7.0.18.12. The aggregate amount of
                             Class B Investor Charge Offs
                             set forth in 5(k) above per
                             $1,000 original certificate
                             principal amount reimbursed
                             on this Distribution
                             Date .........................   $

                  7.0.18.13. The aggregate amount of
                             Class C Investor Charge Offs
                             reimbursed on this
                             Distribution Date ............   $

                  7.0.18.14. The aggregate amount of
                             Class C Investor Charge Offs
                             set forth in 5(m) above per
                             $1,000 original certificate
                             principal amount reimbursed
                             on this Distribution Date ....   $

                  7.0.18.15. The aggregate amount of
                             Class D Investor Charge
                             Offs reimbursed on
                             this Distribution Date .......   $

                  7.0.18.16. The aggregate amount of
                             Class D Investor Charge
                             Offs set forth in 5(o)
                             above per $1,000
                             original certificate
                             principal amount reimbursed
                             on this Distribution Date ....   $

         7.0.19.  INVESTOR MONTHLY SERVICING FEE

                  7.0.19.1.  The amount of the Class A
                             Servicing Fee payable by the
                             Trust to the Servicer for the
                             related Due Period ...........   $

                  7.0.19.2.  The amount of the Class B
                             Servicing Fee payable by the
                             Trust to the Servicer for the
                             related Due Period ...........   $

                  7.0.19.3.  The amount of the Class C
                             Servicing Fee payable by the
                             Trust to the Servicer for the
                             related Due Period ...........   $

                  7.0.19.4.  The amount of the Class D
                             Servicing Fee payable
                             by the Trust to the Servicer
                             for the related Due Period ...   $

         7.0.20.  REALLOCATIONS

                  7.0.20.1. The amount of Reallocated
                            Class D Principal
                            Collections with respect to
                            this Distribution Date ........   $

                  7.0.20.2. The amount of Reallocated
                            Class C Principal
                            Collections with respect to
                            this Distribution Date ........   $

                  7.0.20.3. The amount of Reallocated
                            Class B Principal Collections
                            with respect to this
                            Distribution Date .............   $

                  7.0.20.4. The Class D Investor
                            Interest as of the close of
                            business on this Distribution
                            Date ..........................   $

                  7.0.20.5. The Class C Investor Interest
                            as of the close of business on
                            this Distribution Date ........   $

                  7.0.20.6. The Class B Investor Interest
                            as of the close of business on
                            this Distribution Date ........   $

                  7.0.20.7. The Class A Investor Interest
                            as of the close of business on
                            this Distribution Date ........   $

         7.0.21.  COLLECTION OF FINANCE CHARGE RECEIVABLES

                  7.0.21.1. The aggregate amount of
                            Collections of Finance
                            Charge Receivables received
                            during the related Due
                            Period which were allocated
                            in respect of Class A
                            Certificates ..................   $

                  7.0.21.2. The aggregate amount of

                            Collections of Finance
                            Charge Receivables received
                            during the related Due
                            Period which were allocated
                            in respect of the Class B
                            Certificates ..................   $

                  7.0.21.3. The aggregate amount of
                            Collections of Finance
                            Charge Receivables received
                            during the related Due
                            Period which were allocated
                            in respect of the Class C
                            Certificates ..................   $

                  7.0.21.4. The aggregate amount of
                            Collections of Finance
                            Charge Receivables received
                            during the related Due
                            Period which were allocated
                            in respect of the Class D
                            Certificates ..................   $

         7.0.22.  PRINCIPAL FUNDING ACCOUNT

                  7.0.22.1. The principal amount on
                            deposit in the Principal
                            Funding Account on this
                            Distribution Date .............   $

                  7.0.22.2. The Principal Shortfall
                            with respect to the related
                            Due Period ....................   $

                  7.0.22.3. The Principal Funding
                            Investment Proceeds
                            deposited in the Collection
                            Account on the related
                            Distribution Date .............   $

                  7.0.22.4. The Principal Funding
                            Investment Shortfall ..........   $

         7.0.23.  SERIES EXCESS FUNDING ACCOUNT

                  7.0.23.1. The amount on deposit
                            in the Series Excess
                            Funding Account on this
                            Distribution Date .............   $

                  7.0.23.2. The investment proceeds
                            deposited from the Series
                            Excess Funding Account
                            to the Collection
                            Account on the related
                            Distribution Date .............   $

                  7.0.23.3. The Series Excess Funding
                            Account Surplus ...............   $

         7.0.24.  SERIES EXCESS FUNDING RESERVE ACCOUNT

                  7.0.24.1. The principal amount on
                            deposit in the Series
                            Excess Funding Reserve
                            Account on this
                            Distribution Date .............   $

                  7.0.24.2. The investment proceeds
                            deposited from the Series
                            Excess Funding Reserve
                            Account to the Collection
                            Account on the related
                            Distribution Date .............   $

                  7.0.24.3. The Series Excess Funding
                            Account Investment Shortfall ..   $

                  7.0.24.4. The Series Excess Funding
                            Reserve Draw Amount ...........   $

                  7.0.24.5. The Series Excess Funding
                            Reserve Account Surplus .......   $

         7.0.25.  AVAILABLE FUNDS

                  7.0.25.1. The amount of Class A
                            Available Funds on deposit
                            in the Collection Account
                            on this Distribution Date........ $

                  7.0.25.2. The amount of Class B
                            Available Funds on deposit
                            in the Collection Account
                            on this Distribution Date........ $

                  7.0.25.3. The amount of Class C
                            Available Funds on deposit in
                            the Collection Account on
                            this Distribution Date........... $

                  7.0.25.4. The amount of Class D
                            Available Funds on
                            deposit in the Collection
                            Account on this Distribution
                            Date............................. $

         7.0.26.  PORTFOLIO YIELD

                  The Portfolio Yield for the
                  related Due Period.........................         %

         7.0.27.  SHARED PRINCIPAL COLLECTIONS

                  (a)      The Cumulative Principal
                           Shortfall with respect to such
                           Distribution Date................. $

                  (b)      The Shared Principal
                           Collections allocable to
                           the Certificates on such
                           Distribution Date................. $

         7.0.28.  SHARED EXCESS FINANCE CHARGE COLLECTIONS

                   (a)      The Finance Charge Shortfall
                            with respect to such
                            Distribution Date................ $

         (b)      The Shared Excess Finance
                  Charge Collections allocable
                  to the Certificates on such
                  Distribution Date.......................... $

C.       Floating-Rate Determinations

         1.       LIBOR for the Interest
                  Period ending on this
                  Distribution Date..........................          %



                                       SPIRIT OF AMERICA NATIONAL
                                       BANK, Servicer

                                       By:
                                             Name:
                                             Title:

                                  EXHIBIT D-1

                           CLASS A INTEREST RATE CAP

                                  EXHIBIT D-2

                           CLASS B INTEREST RATE CAP

                       CHARMING SHOPPES RECEIVABLES CORP.

                                     Seller

                        SPIRIT OF AMERICA NATIONAL BANK

                                    Servicer

                                      and


                           FIRST UNION NATIONAL BANK

                                    Trustee

               on behalf of the Series 1997-1 Certificateholders

                       ----------------------------------

                            SERIES 1997-1 SUPPLEMENT

                         Dated as of November 25, 1997

                                       to

                    SECOND AMENDED AND RESTATED POOLING AND
                              SERVICING AGREEMENT

                         Dated as of November 25, 1997

                       ----------------------------------

                                  $83,500,000

                         CHARMING SHOPPES MASTER TRUST

                                 SERIES 1997-1

                               TABLE OF CONTENTS


                                                                            PAGE

SECTION 1.  Designation                                                        1

SECTION 2.  Definitions                                                        1

SECTION 3.  Servicing Compensation                                            20

SECTION 4.  Reassignment and Transfer Terms                                   21

SECTION 5.  Delivery and Payment for the Investor Certificates                21

SECTION 6.  Depository; Form of Delivery of Series 1997-1 Certificates        21

SECTION 7.  Article IV of Agreement                                           21

SECTION 8.  Article V of the Agreement.                                       41

SECTION 9.  Series 1997-1 Early Amortization Events                           45

SECTION 10.  Series 1997-1 Termination                                        47

SECTION 11.  Limitations on Addition of Accounts                              47

SECTION 12.  Ratification of Agreement                                        47

SECTION 13.  Counterparts                                                     47

SECTION 14.  Governing Law                                                    47

SECTION 15.  No Petition                                                      48

SECTION 16.  Tax Representation and Covenant                                  48

SECTION 17.  Certain Tax Related Amendments                                   48

EXHIBITS


EXHIBIT A-1 Form of Class A Certificate
EXHIBIT A-2 Form of Class B Certificate
EXHIBIT A-3 Form of Class C Certificate
EXHIBIT A-4 Form of Class D Certificate
EXHIBIT B   Form of Monthly Payment Instructions and Notification to the Trustee
EXHIBIT C   Form of Monthly Certificateholders' Statement
EXHIBIT D-1 Form of Class A Cap
EXHIBIT D-2 Form of Class B Cap